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                       PICTET EASTERN EUROPEAN FUND
                    PICTET GLOBAL EMERGING MARKETS FUND
                 PICTET INTERNATIONAL SMALL COMPANIES FUND
                        PICTET EUROPEAN EQUITY FUND
                     PICTET INTERNATIONAL EQUITY FUND
                         PICTET GLOBAL WATER FUND
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[LOGO OMITTED]
[Logo of Pictet Funds Omitted]

                               SEMI-ANNUAL REPORT
                                   (UNAUDITED)
                                  JUNE 30, 2002
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PICTET FUNDS

PICTET EASTERN EUROPEAN FUND                    PICTET EUROPEAN EQUITY FUND
PICTET GLOBAL EMERGING MARKETS FUND             PICTET INTERNATIONAL EQUITY FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND       PICTET GLOBAL WATER FUND
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     Dear Shareholders,

     It is with pleasure that I present to you the Pictet Funds 2002 Semi-Annual Report, which summarizes the performance of your funds over the last six months and our outlook for the remainder of the year.

     Looking forward, the Pictet Eastern European Fund's managers believe that the Emerging European universe appears well positioned to outperform the rest of the world. The Russian market proved to be very resilient, and Central Eastern Europe remains well underpinned by the convergence story. Turkey continues to be highly dependent on its volatile politics.

     The Pictet Global Emerging Markets Fund's managers believe that there are attractive valuation stocks in emerging markets but remain cautious of the risk of a global economic slowdown and the weakness of the US dollar.

     The Pictet International Small Companies Fund's managers expect small caps to continue to perform well relative to blue-chips and they remain focused on identifying attractively valued companies with reasonable earnings expectations.

     The Pictet European Equity Fund's managers recognize that investor's risk aversion has increased over the last month, while structural imbalances in the US economy still have to be corrected. Although valuations are looking attractive, investors are likely to wait for signs of sustained economic recovery and exit the current trading range.

     The Pictet International Equity Fund's managers are encouraged by growing liquidity, relatively attractive valuations and firm evidence of cost-cutting. Whilst they believe that Europe offers tremendous catch-up potential over the long-term, an ineffective mechanism for dealing with problems that Europe faces continues to give them some cause for concern.

     The Pictet Global Water Fund's managers believes that the growth dynamics for the sector remains intact as municipalities and industrial companies continue to outsource their water related operations.

     We are committed to providing you access to carefully structured investment vehicles to help you achieve your investment objectives.

Yours sincerely,
/S/ Jean Pilloud

Jean Pilloud
President and Chairman

o Investing in foreign securities may involve certain additional risks, including exchange rate fluctuations, less liquidity, greater volatility and less regulation. The risk may be magnified for emerging markets. Small company stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid. Sector funds may be subject to a higher degree of market risk than more diversified funds because of their concentration in a specific industry, sector, or geographic region.

o This document must be preceded or accompanied by a current prospectus. Mutual Fund shares are not insured by FDIC or guaranteed by any bank. Shares are subject to investment risks, including possible loss of the principal invested.

                                            Distributor: PFPC Distributors Inc.,
                                   3200 Horizon Drive, King of Prussia, PA 19406

                                                                               1
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PICTET EASTERN EUROPEAN FUND
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                           PORTFOLIO MANAGER'S REPORT

     During the period under review, the Fund's Institutional Class returned 6.02% against 5.83% for the FTSE Eastern Europe index.

     In the second quarter the fund return -6.22% against -4.99% for the FTSE Eastern European index. The entire underperformance came from Russia -- stock selection subtracted 661 basis points (bps). This was caused by our underweight position in the Russian oil sector and an overweight in the utilities. Despite their impressive run year-to-date, the Russian oils continue to out-perform. This out-performance is driven by an affirmed perception of Russia's growing strategic importance as a preferred oil-supplier of choice for the West. Due to our diversification requirements -- the guidelines of the fund do not allow us to hold more than 10% in a single holding, we have a permanent underweight in the Russian oils (the top three Russian oil companies comprise over 40% of the index).

     In the second quarter, our underweight position in Turkey added 308 bps, almost equally split between stock selection and allocation. Since the beginning of this year we took the view that the Turkish economy was beginning to recover and an improvement in corporate results was to follow. The latest set of macro-economic numbers continues to point in that direction. As in many previous times, the Turkish market suffered from political uncertainty -- the aging Prime Minister Ecevit fell ill which threw the ruling coalition in disarray. This caused a sharp rise in the domestic yields and decline in equity valuations. Our investments in Turkey are value-driven -- this market offers a number of undervalued industrial companies which will benefit tremendously from a potential stabilization of the economic and political environment in the country. From a risk-management point of view we are out of the banking sector which has the highest exposure to an eventual failure of the International Monetary Fund (IMF) program.

     Central Eastern Europe contributed positively, 106 bps during the second quarter. The Czech Republic added 175 bps due to our overweight position in the banking sector. Hungary subtracted 45 bps as a result of our premature exit from one of the largest banks in the region. Estonia (not an index holding) also contributed positively (35 bps) through only two holdings -- ESTONIAN TELECOM and HANSA BANK.

                       MARKET REVIEW & INVESTMENT OUTLOOK

     Global volatility combined with negative news on the corporate front have weighed heavily on global equity markets in the second quarter of 2002. Highlights within our region include the Turkish market, which fell over 30% during the period, affected by political fears regarding the Prime Minister's ill health. Meanwhile, Poland saw sluggish Gross Domestic Product (GDP) growth (expected to be 1.1%) with banks and telecom struggling in a market that fell 10% in June alone. On a more positive note, the Russian market advanced 1.1% reporting good macroeconomic figures and good corporate news. An upgrade of the long-term outlook by Fitch from stable to positive along with GDP growth of 3.7% was a rare positive showing in a volatile global environment.

2
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                           PORTFOLIO MANAGER'S REPORT

     Emerging markets dipped in the second quarter of 2002, the IFC Global benchmark falling -6.27%. The portfolio continued to better the benchmark, losing -5.12% for an out-performance of +115 basis points (bp). For the six months ended June 30, 2002, the Fund returned 10.16%, while the IFC Global benchmark returned 4.66%, for a total out-performance of 550 bps.

     Being underweight Latin America in the second quarter was a good move [+95bp]. In the first quarter, only good stock selection rescued our Mexican underweight from the market's overall strong showing. This time around, the story played out as we had expected--US weakness and Mexican overvaluation dragged stocks down [+44bp]. Brazil also fell in a fit of pre-election nerves [+35bp]. Here gains came from stock selection [+47bp]. Being underweight oil giant PETROBRAS in the face of an attempted USD 1.5 billion share issue was part of a +52bp gain to the portfolio attributed to our energy sector positions. Brazil also contributed to our out-performance within the materials sector [+34bp globally] thanks to iron ore and steel.

     Despite massive volatility in Turkey in the second quarter, its net impact on the portfolio was contained [-34bp]. We went overweight too early [-64bp to asset allocation] but our stock picks have done well enough to compensate for this [+30bp]. Our replacement-cost process makes it very clear that Turkish industrials such as EREGLI DEMIR (steel) are extremely undervalued--much more so than Argentine stocks, for instance, despite the pressures on that economy--and, when interest rates peak it may be time to increase positions even further.

     Russian   stock   selection   hurt  the   portfolio   [-101bp].   Corporate
restructuring and MSCI inclusion boosted LUKOIL and YUKOS, and our underweight detracted from our overall good performance in the energy sector. Israel also damaged performance [-38bp] since CHECK POINT SOFTWARE was inconsiderate enough to issue a profit warning in April. Although software is a relatively minor sub-sector within the information technology index, this still contributed to our IT sector gain +6bp. EMEA was rescued by South Africa [+129bp] where a bar-bell portfolio of commodities (GOLD FIELDS, SAPPI) and financials (STANDARD
BANK) paid off as both the gold price and the rand strengthened as forecasted.

     The call on the rand is now rather trickier, and we may use South Africa as a source of funds for Asia [+144bp] later in the year. We are underweight the large northeast markets collectively. Our neutral within the region was in Taiwan [+69bp] whose electronic hardware stocks had a torrid time. We moved heavily towards Southeast Asia [+155bp] in the fourth quarter of 2001 on valuation grounds and, whilst this hurt at first, it has worked very well during 2002.

                       MARKET REVIEW & INVESTMENT OUTLOOK

     After strong out performance for six months, emerging market equities slowed in the second quarter of 2002. The IFC Global index fell -6% and the MSCI Emerging Free was down -9%, although the asset class still held up against the MSCI World [-10%].

     Two trends held back emerging equities. From a sector viewpoint, technology companies of all kinds suffered due partly to their own sluggish markets but also to Nasdaq contagion. Geographically it was Latin America that was weak, along with Turkey for similar debt-related reasons.

     Technology  stocks  have  had  a  bad  quarter,   highlighted  by  Nasdaq's
precipitous decline towards and beyond its September 2001 level. Emerging markets technology companies remain well above their own highly-distressed September prices, having strongly outperformed on the upside, but fell in line with their developed-market counterparts in the face of downgrades to earnings and IT budgets of US corporates.

     In addition to its impact on technology, US weakness also partially explained underperformance in Latin America -- in particular, in a move for which we have been waiting, it hurt Mexico [-22%] whose overvalued currency came under pressure even relative to a sliding US dollar. GDP data was much below consensus and retail sales declined.


                                                                               3
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PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
     The rest of Latin America also fell, but driven instead by struggles with debts. Argentina [-29%] turned to its sixth economy minister in thirteen months as GDP fell a record -16% year-on-year. The central bank president also resigned. Brazil [-28%] faces a presidential election in October, and assorted opposition candidates are talking alarmingly about rescheduling or reneging on government debt. This is fairly normal ahead of election time: when the more sober government candidate steps up his campaign, opinion polls should start to move in a more market-friendly direction.

     Like the Southern Cone economies, Turkey [-32%] is still struggling with its sovereign liabilities. The frailty of the prime minister, who was hospitalized for ten days, did little to calm nerves given the fractiousness of his coalition. Opinion polls currently show a strong move to the opposition
Islamic party to which the military remains averse. Having enjoyed a strengthening trend from October 2001, the lira lost -15% in the second quarter. Bond spreads rose from 550 basis points to over a thousand. Troubles in the banking system spread to private sector institutions. But there are healthier signs such as strong industrial production data, and valuations are very low.

     Aside from a poor performance from the Philippines [-22%] driven by government prevarication over the future of two bellwether public-sector stocks, Southeast Asia has remained very healthy [Indonesia +13%, Thailand +5%]. Our overweighting remains, and we are inclined to add money to the Indonesian financial sector as its turnaround begins to follow the Thai example. Another small-cap opportunity is Korea, some of whose less-well-known corporates hide pockets of value which we are investigating.

     The trickiest Asian question in the next quarter will be when and whether to move seriously into technology and Taiwan. Given the struggle for profitability facing US corporates over the next year or more, we are not looking for a strong bull cycle in Taiwan. But valuations have come back quite seriously, and the normal seasonal improvement should be enough to move equities. For now, we wait for the environment to settle -- some signs have started to appear, such as a slight uptick in DRAM memory prices. We remain happy to hold our non-tech Taiwanese positions.

     Turkish stocks are extremely cheap and if we were not already overweight we would be buying industrials aggressively. As it is, we continue to increase positions selectively. The banks, on the other hand, have weak and opaque balance sheets and it is hard to imagine out-performance from that corner for a while.

4
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--------------------------------------------------------------------------------

                           PORTFOLIO MANAGER'S REPORT

     The value of the Fund's Institutional Class increased by 4.22% during the period, 278 basis points behind the HSBC World ex-US Smaller Companies Index.

     International equities started 2002 poorly before a recovery in late February and early March saved the first quarter. There was no such respite in the April to June period and the quarter ended with most major international markets down heavily, at least in local currency terms. The publication of upgraded first quarter Gross Domestic Product (GDP) growth data in the US provided some relief, but this was short-lived as concerns over earnings expectations, valuations and corporate governance took center stage again. International small caps again fared relatively well, outperforming large caps by more than 600 basis points during the second quarter (HSBC World ex-US Smaller Companies vs MSCI EAFE).

     Economic news was mixed. While there have been encouraging signs of an upturn in industrial production, the outlook for capital spending is still uncertain. With the Euro and Yen performing so well against the Dollar, there is a risk that the export-led recovery in these regions will prove to be short-lived. Continued reliance on the consumer sector, at least in Europe, is risky given the potential for unemployment to rise as cost-cutting continues.

                       MARKET REVIEW & INVESTMENT OUTLOOK

     Liquidity and expectations of earnings recovery have contributed to Japan's relative out-performance this year, though there has been little progress on resolving structural problems. Given that Japan cannot continue to depend on recovery in the US, it is crucial that the anticipated improvement in corporate profitability due to restructuring and improved efficiencies actually materializes. Recent history suggests there is considerable room for disappointment here. Nevertheless, we have boosted our weighting over the last few months to reflect the better liquidity environment and the protection afforded by the low valuations in the small and mid cap sections of the market.

     In the Asia Pacific region we are conscious of the risk associated with any disappointment from the US economy but continue to identify very cheap companies. China remains a source of optimism, especially given that the recent postponement of the domestic listing of state-owned assets may be the first of a series of stimulatory measures there. These include raising the salaries of civil servants, and progressing with the interest rate liberalization plan, which should allow huge growth in consumer loans.

     We remain cautious on the outlook for European equities. Liquidity growth has slowed, the central bank has not been pro-active in providing monetary stimulus and the risk of further downgrades in earnings expectations is high. On a positive note, we expect small caps to continue to perform well relative to blue-chips and we remain focused on identifying attractively valued companies with reasonable earnings expectations.


                                                                               5
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PICTET EUROPEAN EQUITY FUND
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                           PORTFOLIO MANAGER'S REPORT

     During the first half of 2002, the fund out-performed the MSCI European index by 0.39%, during a period when the index was down -4.6% in US$.

     Asset allocation had a limited contribution to performance during the period while stock selection was a major positive contribution to performance. Of particular note was the Financials sector, where the portfolios bias towards holdings in companies with strong balance sheets and rigorous risk policies resulted in significant upside on the falling market (eg, BNP Paribas and Royal Bank of Scotland). Strong out-performance also came in the Information Technology sector, where despite the negative effect of the overweight position in the sector, the focus of stock selection on high quality best of breed companies like Nokia and SAP was beneficial.

     The negative contribution of stock selection within the Consumer Discretionary sector was primarily attributable to the two positions in the Media sector, Vivendi Universal, and EMI. The Media sector as a whole fell during the period, on the back of concerns over advertising rates and acquisition funding. Vivendi Universal in particular suffered from its management's inability to articulate market conditions to shareholders or indicate their respect for shareholder value.

     Although economic and market conditions did not provide a clear overall strategy for the portfolio over the two quarters, some changes were made to match emerging trends. For example, an underweight position in the Consumer Discretionary sector was established to reflect rising unemployment and the likely negative impact on consumer confidence. The underweight position in Consumer Staples was simultaneously neutralised through the purchases of Diageo and Reckitt Benckiser. Both of these companies offer genuine growth on market multiples irrespective of economic conditions. The other major sector change was a move to underweight the Materials sector through profit taking in Hanson and UPM Kymmene both of whom outperformed significantly as early indicators of a recovering economy.

                       MARKET REVIEW & INVESTMENT OUTLOOK

     European markets fell sharply in the second quarter of 2002 after a flat first quarter, driven by a combination of anaemic global economic growth, with weak and sometimes fraudulent corporate earnings results. Economic data, both for Europe and the US highlighted the uncertain and volatile trends towards recovery. Europe's largest economy, Germany, only managed a 0.3% growth rate in the first quarter of 2002 and business climate survey data point to a similarly insipid second quarter. Inflation across the Euro-zone has declined following weakening oil prices and currency strength. It has fallen from 2.5% to 2.0%, the ECB ceiling level, providing enough ammunition for the ECB to maintain interest rates at the current 3.75%.

     Under these circumstances, sector performances were hugely divergent, with those industries with economically independent defendable earnings streams significantly out-performing those perceived to have higher risk. Consequently in the second quarter, the best performing sectors (although negative in absolute terms) were Food, Beverage & Tobacco (-2.4%), Utilities (-6.2%) and Materials (-7.2%). Whilst TMT sectors suffered the greatest investor risk aversion, each falling by at least 29%. The Insurance sector also fell considerably (-20.3%) having been linked to falling investment returns and concerns over balance sheet strength.

     Until debt issues in the US begin to unwind themselves, the aggressive monetary easing of last year is likely to continue to encourage improving global economic activity. As such, European markets should begin to discount the short term brightening future economic prospects. However, investors are likely to wait for signs of a sustained economic recovery before equities can mount a strong recovery and exit from the current trading range.

6
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--------------------------------------------------------------------------------

                           PORTFOLIO MANAGER'S REPORT

     The fund fell by 1.12% over the last six months against a return of -1.62% of the MSCI EAFE Index in US dollar.

     In Europe, performance was 0.28% above the local index. Of particular note was performance within the Financials sector, where the portfolio's bias towards holdings in companies with strong balance sheets and rigorous risk policies helped significantly. Strong out-performance also came in the Information Technology sector, where despite the negative effect of the overweight position in the sector, the focus of stock selection on high quality best of breed companies like Nokia and SAP was beneficial. Overall, good performance within Europe added 19 basis points to the fund's relative return.

     Performance within Japan was also good, with the fund out-performing the MSCI Japan benchmark by 4.1%. The strategy of overweighting domestic sectors such as real estate and retail provided a boost to the fund's performance while an underweight in banks impacted negatively. At the stock level, notable outperformers included Mitsubishi Estate and Tostem Inax (both beneficiaries of urban redevelopment). Fuji Electric (a maker of electric machinery) rallied from depressed levels following the partial sale of Asahi Mutual Life's stake in the company while Fuji Soft appreciated strongly as investors turned more upbeat on the prospects for the software sector. Good performance within Japan added 70 basis points to the fund's relative returns. Elsewhere in Asia, performance was broadly in line with local indices with the exception of Australia where we adopted an underweight position in resource stocks following their strong performance in the first quarter.

                       MARKET REVIEW & INVESTMENT OUTLOOK

     After a lackluster start to the second quarter, Europe, Australasian and Far East (EAFE) equities fell heavily in June due to a deteriorating global economic outlook and continued revelations of misreported corporate earnings. Although share prices fell, returns to dollar-based investors were supported by currency movements so that the MSCI EAFE index declined a relatively modest 1.62% (in US dollars) over the first half of the year.

     In Europe, share prices were especially susceptible to the combination of anemic global economic growth, with weak and sometimes fraudulent corporate earnings results. Economic data (both for Europe and the US) highlighted the uncertain and volatile trends towards recovery. Europe's largest economy, Germany, only managed a 0.3% growth rate in the first quarter of 2002 and business climate survey data point to a similarly insipid second quarter.

     Despite poor markets elsewhere in the world, Japanese equities proved relatively resilient over the second quarter. Domestic pension fund purchases provide some support, but the main prop came from foreign investor optimism on the back of encouraging corporate results and an improving macroeconomic background (notable data included a third monthly rise in industrial production, positive leading indicators and strong trade data showing broad-based export growth). As well as supporting share prices, foreign money inflows on the back of this relatively encouraging outlook had a significant impact on the Yen which appreciated by over 10% against the US dollar over the second quarter.

     Other Asian markets struggled over the last quarter. Hong Kong was one of the better markets in the region as it (together with Malaysia and China) was one of the few markets to maintain a fixed exchange rate to the USD and therefore its relative regional competitiveness improve and deflationary pressure on asset prices ease as the value of the USD fell. Korea underperformed the region marginally, declining by 7%.

     The significant change to regional allocation over the second quarter was the move to an overweight stance in Japan. This decision was taken in mid-April and was based on growing liquidity (as evidenced by a pick-up in broad money supply and the growth of the Bank of Japan's balance sheet) and relatively attractive valuations. Furthermore, we were encouraged by firm evidence of cost-cutting which should feed through to superior corporate profits growth.


                                                                               7
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PICTET INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------
     Our overall view on the US has changed very little over the last quarter -- we disagree with the upbeat consensus view and continue to anticipate a second period of economic weakness. We maintain that excess capacity during a period of slower economic growth is a particularly unhealthy combination which will lead to greater pressure to cut costs. Employees are likely to feel the brunt of these pressures in terms of greater redundancies and wage cuts -- this does not bode well for consumption. Clearly, if this view is correct, the prospects for equity markets in other regions will be significantly determined by local economic performance and the potential/prospects for reform. This somber view on the US also explains our move to an overweight position in Japan where we see significant progress being made on structural issues (though we still remain concerned about the banking sector).

     Whilst we believe that Europe offers tremendous catch-up potential over the long-term, an ineffective mechanism for dealing with problems that Europe faces continues to give us some cause for concern. The political complexity of the European Union delays structural reform while the European Central Bank has a near impossible task attempting to set a single monetary policy for countries as diverse as Germany, Ireland and Portugal.

8
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PICTET GLOBAL WATER FUND
--------------------------------------------------------------------------------

                           PORTFOLIO MANAGER'S REPORT

     The Fund's Institutional Class fell by 5.9% over the last six months against a fall of 8.82% for the MSCI World index.

     Global stock markets continued to be under pressure in the second quarter. Concerns about economic growth were exacerbated by accounting irregularities in the US. Although water utilities as a group resisted remarkably well to the market slump, the French water utilities were under pressure because of company specific events. Suez fell because of its exposure in Argentina while Vivendi Environnement suffered from the financial problems at Vivendi Universal, its main shareholder.

     Equipment stocks fell more than average. While some filtration companies that are more consumer related held up very well (e.g. Cuno), other companies could not insulate themselves from the economic slump. The same is true for waste management companies that were under pressure because of lower waste volumes and pricing pressures. Bottled water producers like Danone held up pretty well due to its defensive characteristics. In general, water related stocks did better than the world market during the first six months of the year.

                       MARKET REVIEW & INVESTMENT OUTLOOK

     The growth dynamics for our sector remains intact as municipalities and industrial companies continue to outsource their water related operations. Vivendi and Suez announced significant new contracts in the US and in China. Membrane filtration and UV light disinfection technologies are making significant inroads in the municipal and industrial water purification and waste water treatment markets according to company reports. Our research leads us to believe that companies active in these markets will grow clearly above average. From a valuation perspective Suez and Vivendi Environnement are well supported as these companies trade historically low valuation multiples and benefit from a lower valuation compared to UK water utilities, the classical value stocks. Hence we favour the French water utilities (concession driven business model) over the UK ones who operate in a highly regulated business environment and have clearly below average growth perspectives.

     The portfolio will remain well balanced. Half of the portfolio is invested in defensive investments like water utilities (48%) and bottled water (5%) and the rest is invested mainly in water equipment (30%) stocks and in selected waste management stocks (16%).

PICTET FUNDS
PICTET EASTERN EUROPEAN FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                               JUNE 30, 2002 (UNAUDITED)

                                                                           VALUE
SHARES                                                                  (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS -- 94.9%
CROATIA - 2.7%
         2,200    Pliva d.d., GDR, Registered Shares               $      32,186
                                                                   -------------

CZECH REPUBLIC - 10.9%
        21,900    CEZ AS                                                  64,420
         1,300    Komercni Banka AS+                                      66,283
                                                                   -------------
                                                                         130,703
                                                                   -------------

ESTONIA - 2.5%
         2,300    Hansabank, Ltd.                                         30,325
                                                                   -------------

HUNGARY - 6.9%
           500    EGIS Rt.                                                29,045
           400    Gedeon Richter Rt., Sponsored GDR                       22,952
         1,600    MOL Magyar Olaj-es Gazipari Rt., Sponsored GDR          30,720
                                                                   -------------
                                                                          82,717
                                                                   -------------

POLAND - 7.6%
         2,300    Bank Pekao SA                                           52,834
         8,000    KGHM Polska Miedz SA                                    26,028
         1,000    Przedsiebiorstwo Farmaceutyczne JELFA SA                11,806
                                                                   -------------
                                                                          90,668
                                                                   -------------

RUSSIA - 50.7%
        14,900    AO Mosenergo, Sponsored ADR                             45,743
           950    AO VimpelCom, Sponsored ADR+                            24,187
       100,000    Central Telecommunications Company+                     23,750
         2,700    GMK Norilsk Nickel, ADR                                 56,430
        52,000    Lenenergo+                                              18,200
           670    Lukoil, Sponsored ADR                                   43,583
         1,950    Mobile Telesystems, Sponsored ADR                       59,065
         4,400    Moscow City Telephone+                                  26,620
         4,000    OAO Gazprom, Sponsored ADR, Registered Shares           66,000
         7,500    RAO Unified Energy Systems, GDR,
                  Registered Shares                                       75,375
         7,100    Rostelecom, Sponsored ADR                               42,600
         2,450    Surgutneftegaz, Sponsored ADR                           48,045
         1,000    Tatneft, Sponsored ADR                                  13,830
         5,000    United Heavy Machinery Uralmash-Izhora Group+           26,250
         1,800    Wimm-Bill-Dann Foods OJSC, ADR+                         37,980
                                                                   -------------
                                                                         607,658
                                                                   -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET EASTERN EUROPEAN FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (CONTINUED)                   JUNE 30, 2002 (UNAUDITED)

                                                                           VALUE
                                                                 SHARES (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
TURKEY - 13.6%
     1,750,000    Anadolu Efes Biracilik ve
                  Malt Sanayii AS+                                        34,217
     1,270,171    Enka Holding Yatirim AS                                 81,717
       227,500    Migros Turk TAS                                          9,901
     2,427,300    Petrol Ofisi AS                                         36,744
                                                                   -------------
                                                                         162,579
                                                                   -------------
TOTAL COMMON STOCKS (COST $1,122,123*)                94.9%            1,136,836
                                                                   -------------
OTHER ASSETS AND LIABILITIES (NET)                     5.1%               61,111

--------------------------------------------------------------------------------
NET ASSETS                                           100.0%        $   1,197,947
--------------------------------------------------------------------------------
  *     Aggregate cost for Federal tax purposes.
  +     Non-income producing security.

Abbreviations:
  ADR   American Depositary Receipt
  GDR   Global Depositary Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET EASTERN EUROPEAN FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (CONTINUED)                   JUNE 30, 2002 (UNAUDITED)

AT JUNE 30, 2002, SECTOR DIVERSIFICATION OF THE FUND WAS AS FOLLOWS (UNAUDITED):

                                                        % OF NET          VALUE
INDUSTRY DIVERSIFICATION                                 ASSETS         (NOTE 1)
--------------------------------------------------------------------------------

COMMON STOCKS:
Energy                                                     20.0%      $  238,922
Utilities                                                  17.0          203,738
Telecommunication Services                                 14.7          176,222
Banks                                                      12.5          149,442
Capital Goods                                               9.0          107,967
Pharmaceuticals & Biotech                                   8.0           95,989
Materials                                                   6.9           82,458
Food Beverage & Tobacco                                     6.0           72,197
Food & Drug Retailing                                       0.8            9,901
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                        94.9        1,136,836
OTHER ASSETS AND LIABILITIES (NET)                          5.1           61,111
--------------------------------------------------------------------------------
NET ASSETS                                                100.0%      $1,197,947
--------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                               JUNE 30, 2002 (UNAUDITED)

                                                                          VALUE
    SHARES                                                              (NOTE 1)
--------------------------------------------------------------------------------

COMMON AND PREFERRED STOCKS -- 95.7%
BRAZIL - 7.0%
    67,813,100    Banco Bradesco SA, Preference
                  No Par 1.02%                                     $     264,075
     6,044,800    Banco Itau SA, Preference
                  No Par                                                 337,186
        23,500    Brazil Telecom Participacoes
                  SA, ADR                                                665,285
    30,425,455    Cia Energetica de Minas Gerais,
                  Preference No Par 2.34%                                339,754
        33,000    Cia Siderurgica Nacional SA,
                  Sponsored ADR                                          522,720
        34,000    Cia Vale do Rio Doce                                   926,809
        11,100    Cia Vale do Rio Doce, Class A,
                  Preference No Par                                      284,274
        59,900    Cia Vale do Rio Doce, Class B,
                  Preference ##+                                             210
     7,607,000    Companhai de Saneamento Basico do
                  Estado de Sao Paulo                                    266,339
    28,300,000    Gerdau SA, Preference
                  No Par 16.91%                                          293,978
        18,000    Petroleo Brasileiro SA, ADR                            313,200
        20,400    Petroleo Brasileiro SA,
                  Preference No Par 3.02%                                351,400
        68,000    Tele Norte Leste
                  Participacoes SA, ADR                                  676,600
                                                                   -------------
                                                                       5,241,830
                                                                   -------------

CHINA - 4.3%
     1,746,000    Aluminum Corporation of China, Ltd.                    322,348
     1,300,000    Beijing Datang Power Generation
                  Company, Ltd., Class H                                 579,184
       199,000    China Mobile (Hong Kong), Ltd.+                        589,364
     3,263,000    China Petroleum and Chemical
                  Corporation (Sinopec), Class H+                        581,501
     1,768,000    China Shipping Development
                  Company, Ltd., Class H                                 380,812
       716,000    Cosco Pacific, Ltd.                                    569,145
       930,000    PetroChina Company, Ltd., Class H                      197,929
                                                                   -------------
                                                                       3,220,283
                                                                   -------------

CROATIA - 0.7%
        38,000    Pliva d.d., GDR, Registered Shares                     555,940
                                                                   -------------

CZECH REPUBLIC - 1.1%
        47,230    Komercni Banka AS, GDR+                                812,356
                                                                   -------------

EGYPT - 0.7%
        40,700    Commercial International Bank                          245,418
        45,800    Egyptian Company for Mobile Services                   270,252
                                                                   -------------
                                                                         515,670
                                                                   -------------

HUNGARY - 2.5%
         8,500    Gedeon Richter Rt., Sponsored GDR                      487,730
        23,000    Magyar Tavkozlesi Rt., Sponsored ADR                   368,000
        31,800    MOL Magyar Olaj-es Gazipari Rt.,
                  Sponsored GDR+                                         610,560
        23,500    OTP Bank Rt., Sponsored GDR, R
                  egistered Shares                                       373,650
                                                                   -------------
                                                                       1,839,940
                                                                   -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (CONTINUED)                   JUNE 30, 2002 (UNAUDITED)

                                                                          VALUE

    SHARES                                                              (NOTE 1)
--------------------------------------------------------------------------------

COMMON AND PREFERRED STOCKS -- (CONTINUED)
INDIA - 6.3%
        15,900    HDFC Bank, Ltd., ADR                             $     205,110
        60,200    Hindalco Industries, Ltd.,
                  Sponsored GDR, Registered Shares@                      955,976
        30,100    ITC, Ltd., GDR                                         400,330
        58,500    Larsen & Toubro Ltd., GDR,
                  Registered Shares                                      421,785
        38,400    Reliance Industries, Ltd.,
                  Sponsored GDR@+                                        458,880
       120,000    State Bank of India, GDR                             1,380,000
       273,000    Tata Engineering and Locomotive
                  Company, Ltd., Sponsored GDR+                          849,030
                                                                   -------------
                                                                       4,671,111
                                                                   -------------

INDONESIA - 4.5%
     2,331,000    PT Astra International Tbk+                          1,137,045
       324,000    PT Gudang Garam Tbk+                                   392,323
     6,405,000    PT Indofood Sukses Makmur Tbk                          790,268
       114,600    PT Telekomunikasi Indonesia, Sponsored ADR           1,008,480
                                                                   -------------
                                                                       3,328,116
                                                                   -------------

ISRAEL - 0.7%
        39,700    Check Point Software Technologies, Ltd.+               538,332
                                                                   -------------

MALAYSIA - 2.0%
       397,000    Malayan Cement Berhad                                   95,073
        58,000    Malaysian Pacific Industries Berhad                    230,479
       429,400    Public Bank Berhad (F)                                 390,989
       192,000    Sime Darby Berhad                                      252,637
       152,000    Star Publications (Malaysia) Berhad                    246,006
       420,000    Technology Resources Industries Berhad+                278,533
                                                                   -------------
                                                                       1,493,717
                                                                   -------------

MEXICO - 4.1%
        21,800    America Movil SA de CV, Series L, ADR                  292,120
       456,700    Grupo Elektra SA de CV, CPO                            387,598
         6,300    Grupo Televisa SA, Sponsored ADR+                      235,494
        33,340    Telefonos de Mexico SA de CV, Sponsored ADR          1,069,547
        29,100    Tubos de Acero de Mexico SA, Sponsored ADR             267,720
        53,560    TV Azteca SA de CV, Sponsored ADR                      364,744
       156,100    Wal-Mart de Mexico SA de CV, Series V                  423,970
                                                                   -------------
                                                                       3,041,193
                                                                   -------------

PHILIPPINES - 1.6%
       615,000    ABS-CBN Broadcasting Corporation, PDR+                 274,965
     2,884,000    Ayala Land, Inc.                                       320,924

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND

--------------------------------------------------------------------------------
   PORTFOLIO OF INVESTMENTS (CONTINUED)                JUNE 30, 2002 (UNAUDITED)

                                                                          VALUE
    SHARES                                                              (NOTE 1)
--------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS -- (CONTINUED)
PHILIPPINES - (CONTINUED)
       249,000    Manila Electric Company, Class B+                $     145,962
        14,000    Philippine Long Distance Telephone Company+            102,932
       379,600    San Miguel Corporation, Class B                        384,695
                                                                   -------------
                                                                       1,229,478
                                                                   -------------

POLAND - 0.9%
       250,000    Telekomunikacja Polska SA, GDR+                        682,500
                                                                   -------------

RUSSIA - 4.1%
        63,500    OAO Gazprom, Sponsored ADR,
                  Registered Shares                                    1,047,750
        83,300    RAO Unified Energy Systems,
                  GDR, Registered Shares                                 837,165
        61,000    Surgutneftegaz, Sponsored ADR                        1,196,210
                                                                   -------------
                                                                       3,081,125
                                                                   -------------

SLOVAKIA - 0.0%#
         2,700    Chirana Prema AS ##+                                         0
                                                                   -------------

SOUTH AFRICA - 9.9%
       160,840    ABSA Group, Ltd.                                       506,559
        15,200    Anglo American Plc                                     253,557
       110,000    Barloworld, Ltd.                                       672,183
        41,600    Gold Fields, Ltd.                                      491,467
        38,500    Harmony Gold Mining Company, Ltd.                      530,277
         6,500    Impala Platinum Holdings, Ltd.                         360,505
       245,541    Iscor, Ltd.+                                           523,963
        83,300    Kumba Resources, Ltd.+                                 381,365
       345,000    M-Cell, Ltd.                                           391,525
        52,300    Nedcor, Ltd.                                           593,528
       921,000    Sanlam, Ltd.                                           767,373
        24,000    Sappi, Ltd.                                            337,546
        38,100    Sasol, Ltd.                                            406,510
       370,600    Standard Bank Group, Ltd.                            1,150,295
                                                                   -------------
                                                                       7,366,653
                                                                   -------------

SOUTH KOREA - 17.0%
        49,800    Good Morning Securities Company, Ltd.+                 238,452
        15,600    Hana Bank                                              223,050
        55,500    Hyundai Development Company+                           353,864
        20,220    Hyundai Motor Company, Ltd.                            607,628
        89,200    Kia Motors+                                            815,654
        23,520    Kookmin Bank                                         1,141,823
        20,100    Korea Electric Power Corporation                       367,593

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (CONTINUED)                   JUNE 30, 2002 (UNAUDITED)

                                                                          VALUE
    SHARES                                                              (NOTE 1)
--------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS -- (CONTINUED)
SOUTH KOREA - (CONTINUED)
        34,000    Korea Tobacco & Ginseng Corporation              $     440,912
        41,000    LG Chem Investment, Ltd.                               444,778
        29,400    LG Chem, Ltd.                                        1,063,127
         4,820    Posco                                                  534,905
        37,000    Posco, ADR                                           1,008,990
        87,220    Samsung Corporation                                    522,032
         6,750    Samsung Electronics Company, Ltd.                    1,846,070
         7,230    Samsung Fire & Marine Insurance Company, Ltd.          444,753
        21,500    Samsung Securities Company, Ltd.+                      614,816
         3,450    Shinsegae Company, Ltd.                                585,056
        53,210    SK Corporation                                         915,613
        19,500    SK Telecom Company, Ltd., ADR                          483,405
                                                                   -------------
                                                                      12,652,521
                                                                   -------------

TAIWAN - 18.7%
       185,400    Accton Technology Corporation+                         319,090
       205,750    Asustek Computer, Inc.+                                618,930
       525,128    Cathay Financial Holding Company, Ltd.+                773,332
     1,630,140    China Steel Corporation                                839,246
       717,000    CTB Financial Holding Company+                         487,170
       421,000    D-Link Corporation                                     481,372
     1,539,000    Evergreen Marine Corporation                           750,865
       894,000    First Commercial Bank                                  626,166
       449,000    Formosa Plastic Corporation                            538,923
       544,772    Fubon Financial Holding Company, Ltd.                  544,624
       141,000    Hon Hai Precision Industry Company, Ltd.               576,086
       473,193    Nan Ya Plastic Corporation                             443,321
       132,000    Quanta Computer, Inc.                                  371,396
       420,000    Siliconware Precision Industries Company+              294,172
       887,080    SinoPac Holdings Company+                              387,660
       756,486    Taiwan Cellular Corporation                            966,862
     1,200,320    Taiwan Semiconductor Manufacturing
                   Company, Ltd.+                                      2,443,103
        57,200    Taiwan Semiconductor Manufacturing
                  Company, Ltd., Sponsored ADR+                          743,600
       628,850    United Microelectronics Corporation+                   754,792
       940,000    Winbond Electronics Corporation+                       528,958
       699,740    Yuanta Core Pacific Securities Company+                433,554
                                                                   -------------
                                                                      13,923,222
                                                                   -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
   PORTFOLIO OF INVESTMENTS (CONTINUED)                JUNE 30, 2002 (UNAUDITED)

                                                                          VALUE
    SHARES                                                              (NOTE 1)
--------------------------------------------------------------------------------

COMMON AND PREFERRED STOCKS -- (CONTINUED)
THAILAND - 6.3%
       680,000    Bangkok Bank Public Company, Ltd. (F)+           $   1,121,600
        76,000    BEC World Public Company, Ltd. (F)                     439,201
       448,000    Land and Houses Public Company, Ltd. (F)+              846,810
     1,110,200    National Finance Public Company, Ltd. (F)+             427,720
       379,400    PTT Public Company, Ltd. (F)                           328,881
     1,316,000    Shin Corporation Public Company, Ltd. (F)+             443,631
     1,372,300    Thai Farmers Bank Public Company, Ltd. (F)+          1,098,700
                                                                   -------------
                                                                       4,706,543
                                                                   -------------

TURKEY - 3.3%
   131,990,600    Akbank TAS+                                            424,582
    66,000,000    Eregli Demir ve Celik Fabrikalari TAS+                 655,650
    37,333,332    Koc Holding AS+                                        364,986
    18,791,800    Petrol Ofisi AS                                        284,464
    80,400,000    Tupras-Turkiye Petrol Rafinerileri AS                  329,623
   231,749,993    Turkiye Garanti Bankasi AS+                            288,692
   142,500,000    Yapi ve Kredi Bankasi AS+                              141,561
                                                                   -------------
                                                                       2,489,558
                                                                   -------------
TOTAL COMMON AND PREFERRED STOCKS (COST $71,708,694)                  71,390,088
                                                                   -------------

RIGHTS AND WARRANTS -- 0.0%# (COST $0)

THAILAND - 0.0%#
       245,684    Telecomasia, expiration 3/31/2008##                          0
                                                                   -------------

TOTAL INVESTMENTS (COST $71,708,694*)                 95.7%           71,390,088
OTHER ASSETS AND LIABILITIES (NET)                    4.3%             3,171,525
--------------------------------------------------------------------------------
NET ASSETS                                           100.0%        $  74,561,613
--------------------------------------------------------------------------------
  *     Aggregate cost for Federal tax purposes.
  +     Non-income producing security.
  #     Amount represents less than 0.1%.
  ## The valuation of this security has been determined by procedures established by the Pricing Committee of the Board of Trustees.
  @ Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2002, these securities amount to $1,414,856 or 1.90% of total net assets.

Abbreviations:
  ADR   American Depositary Receipt
  CPO   Ordinary Participation Certificates
  GDR   Global Depositary Receipt
  PDR   Philippine Depository Receipt
  (F)   Foreign Shares

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND

--------------------------------------------------------------------------------
   PORTFOLIO OF INVESTMENTS (CONTINUED)                JUNE 30, 2002 (UNAUDITED)

AT JUNE 30, 2002, SECTOR DIVERSIFICATION OF THE FUND WAS AS FOLLOWS (UNAUDITED):

                                                         % OF NET         VALUE
INDUSTRY DIVERSIFICATION                                  ASSETS        (NOTE 1)
--------------------------------------------------------------------------------

COMMON AND PREFERRED STOCKS:
Banks                                                      15.8%     $11,812,508
Materials                                                  15.1       11,284,188
Technology Hardware & Equipment                            12.3        9,208,048
Telecommunication Services                                 11.1        8,289,036
Energy                                                      9.2        6,831,361
Automobile & Components                                     4.6        3,409,358
Diversified Financials                                      4.0        3,011,812
Utilities                                                   3.4        2,535,997
Food Beverage & Tobacco                                     3.2        2,408,527
Capital Goods                                               3.0        2,222,501
Insurance                                                   2.7        1,985,458
Transportation                                              2.3        1,700,822
Media                                                       2.1        1,560,409
Pharmaceuticals & Biotech                                   2.0        1,488,448
Retailing                                                   1.9        1,396,625
Consumer Durables & Apparel                                 1.9        1,385,733
Software & Services                                         0.7          538,332
Real Estate                                                 0.4          320,925
--------------------------------------------------------------------------------
TOTAL COMMON AND PREFERRED STOCKS                          95.7       71,390,088
RIGHTS AND WARRANTS                                         0.0#               0
--------------------------------------------------------------------------------
TOTAL INVESTMENTS                                          95.7%      71,390,088
OTHER ASSETS AND LIABILITIES (NET)                          4.3        3,171,525
--------------------------------------------------------------------------------
NET ASSETS                                                100.0%     $74,561,613
--------------------------------------------------------------------------------

  # Amount represents less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET INTERNATIONAL SMALL COMPANIES FUND

--------------------------------------------------------------------------------
   PORTFOLIO OF INVESTMENTS                            JUNE 30, 2002 (UNAUDITED)

                                                                          VALUE
    SHARES                                                              (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS -- 95.8%
AUSTRALIA - 3.8%
        37,800    BRL Hardy, Ltd.                                  $     191,192
       375,000    MIM Holdings, Ltd.                                     273,670
       110,000    Pacifica Group, Ltd.                                   237,125
        10,000    Perpetual Trustees Australia, Ltd.                     240,830
                                                                   -------------
                                                                         942,817
                                                                   -------------

BELGIUM - 2.0%
        14,400    Mobistar SA+                                           187,728
         7,000    Omega Pharma SA                                        313,521
                                                                   -------------
                                                                         501,249
                                                                   -------------

DENMARK - 2.5%
         8,835    De Sammensluttede Vognmaend A/S                        265,461
        11,300    Topdanmark A/S+                                        353,046
                                                                   -------------
                                                                         618,507
                                                                   -------------

FINLAND - 1.0%
        13,000    Lassila & Tikanoja Plc                                 243,943
                                                                   -------------

FRANCE - 13.0%
         2,000    Bacou-Dalloz                                           217,278
         5,500    Financiere Marc de Lacharriere SA                      252,585
         5,000    Foncia Groupe                                          271,597
         2,500    Imerys SA                                              319,744
        10,000    Linedata Services                                      202,463
         7,000    Marionnaud Parfumeries+                                323,477
         7,386    Neopost SA+                                            293,972
         1,461    Parsys                                                  33,187
         3,500    Pierre & Vacances                                      262,535
         8,049    Remy Cointreau SA                                      258,355
         3,880    Sagem SA, New Shares                                   260,575
         2,737    SEB SA                                                 240,849
        10,588    SR Teleperformance                                     254,104
         2,222    UBI Soft Entertainment SA+                              39,501
                                                                   -------------
                                                                       3,230,222
                                                                   -------------
GERMANY - 1.8%
         7,904    Medion AG                                              288,829
         8,300    Suess MicroTec AG+                                     166,405
                                                                   -------------
                                                                         455,234
                                                                   -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET INTERNATIONAL SMALL COMPANIES FUND

--------------------------------------------------------------------------------
   PORTFOLIO OF INVESTMENTS (CONTINUED)                JUNE 30, 2002 (UNAUDITED)

                                                                          VALUE
    SHARES                                                              (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
HONG KONG - 10.0%
        18,600    AsiaInfo Holdings, Inc.+                         $     246,450
       400,000    China Insurance International
                     Holdings Company, Ltd.                              192,313
       600,000    Fountain Set Holdings, Ltd.                            230,776
       922,000    Harbin Brewery Group, Ltd.+                            212,776
     1,500,000    Lerado Group Holding Company, Ltd.                     232,699
       932,000    Linmark Group, Ltd.+                                   274,829
       800,000    Roadshow Holdings, Ltd.                                225,648
       450,000    Star Cruises, Ltd.+                                    184,621
       350,000    Techtronic Industries Company, Ltd.                    298,406
       610,000    TPV Technology, Ltd.                                   220,936
       250,000    Travelsky Technology, Ltd.                             171,480
                                                                   -------------
                                                                       2,490,934
                                                                   -------------

IRELAND - 1.5%
        58,500    Anglo Irish Bank Corporation Plc                       377,278
                                                                   -------------

ITALY - 7.6%
       472,493    Beni Stabili SpA                                       262,722
       249,940    C.I.R. SpA                                             247,834
       200,000    Cassa di Risparmio di Firenze SpA                      264,288
       110,000    Cementir SpA                                           309,077
        40,000    Credito Emiliano SpA                                   233,870
        22,236    Industria Macchine Automatiche SpA                     254,746
        26,193    Merloni Elettrodomestici SpA                           286,368
         1,200    Permasteelisa SpA                                       23,051
                                                                   -------------
                                                                       1,881,956
                                                                   -------------

JAPAN - 13.2%
         6,600    Belluna Company, Ltd.                                  257,699
         9,000    BML, Inc.                                              253,794
         4,000    Citizen Electronics Company, Ltd.                      333,720
        33,000    Fuji Oil Company, Ltd.                                 330,107
         9,500    Goldcrest Company, Ltd.                                291,671
            80    Goodwill Group, Inc.                                   272,983
         8,200    Gulliver International Company, Ltd.                   337,958
         5,000    Hogy Medical Company, Ltd.                             237,358
         7,700    Japan Medical Dynamic Marketing, Inc.                  193,366
         6,700    Plenus Company, Ltd.                                   276,137
         8,000    Taisei Lamick Company, Ltd.                            243,616
        80,000    Tsubakimoto Chain Company                              238,943
                                                                   -------------
                                                                       3,267,352
                                                                   -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------
   PORTFOLIO OF INVESTMENTS (CONTINUED)                JUNE 30, 2002 (UNAUDITED)

                                                                          VALUE
    SHARES                                                              (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
LUXEMBOURG - 0.4%
        29,394    Thiel Logistik AG+                               $      92,897
                                                                   -------------

NETHERLANDS - 3.0%
        26,400    Buhrmann NV                                            243,524
         4,737    Fugro NV                                               259,650
         4,000    IHC Caland NV                                          239,203
                                                                   -------------
                                                                         742,377
                                                                   -------------

NORWAY - 1.9%
         7,000    Gjensidige NOR Sparebank                               259,326
        17,313    Tandberg ASA+                                          204,183
                                                                   -------------
                                                                         463,509
                                                                   -------------

SINGAPORE - 2.7%
       201,000    People's Food Holdings, Ltd.                           143,351
       220,000    SIA Engineering Company, Ltd.                          297,615
        30,000    Venture Corporation, Ltd.                              239,428
                                                                   -------------
                                                                         680,394
                                                                   -------------

SOUTH KOREA - 0.7%
         1,900    Kumgang Korea Chemical Company, Ltd.                   183,215
                                                                   -------------

SPAIN - 1.9%
         6,500    Acerinox SA                                            272,511
        17,000    Sociedad General de Aguas de Barcelona SA              200,132
                                                                   -------------
                                                                         472,643
                                                                   -------------

SWEDEN - 3.7%
        13,300    Getinge AB, Class B                                    260,494
        28,000    Intrum Justitia AB+                                    161,475
        15,000    Perbio Science AB+                                     277,468
        17,000    Saab AB, Class B                                       217,350
                                                                   -------------
                                                                         916,787
                                                                   -------------

SWITZERLAND - 7.8%
         9,900    Berna Biotech AG, Registered Shares+                   127,064
         8,000    Logitech International SA, Registered Shares+          372,006
        10,000    Micronas Semiconductor Holding AG,
                     Registered Shares+                                  315,156
         2,850    Mikron Holding AG, Registered New Shares+              191,513
         4,620    Nobel Biocare Holding AG+                              306,651
           250    Siegfried AG, Registered Shares+                       263,750
         1,400    Straumann AG, Registered Shares                        120,418
         2,115    Unaxis Holding AG, Registered Shares                   250,136
                                                                   -------------
                                                                       1,946,694
                                                                   -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------
   PORTFOLIO OF INVESTMENTS (CONTINUED)                JUNE 30, 2002 (UNAUDITED)

                                                                          VALUE
    SHARES                                                              (NOTE 1)
--------------------------------------------------------------------------------

COMMON STOCKS -- (CONTINUED)
UNITED KINGDOM - 17.3%
       154,000    Aegis Group Plc                                  $     210,684
        51,000    Cattles Plc                                            258,487
        37,000    Computacenter Plc                                      167,789
       110,000    Countrywide Assured Group Plc                          247,321
        26,900    Dairy Crest Group Plc                                  200,716
       178,000    Enodis Plc+                                            215,707
       192,000    Future Network Plc+                                    165,358
        29,000    Galen Holdings Plc                                     204,449
       106,000    Game Group Plc                                         197,933
        48,500    HIT Entertainment Plc                                  195,913
        43,000    Informa Group Plc                                      138,302
        30,000    Intertek Testing Services Plc+                         197,095
        18,500    Luminar Plc                                            230,534
        31,000    McAlpine ( Alfred ) Group Plc                          179,565
       105,000    MFI Furniture Group Plc                                204,068
       109,000    Mitie Group Plc                                        217,658
        70,000    Rank Group Plc                                         285,429
        44,000    Stanley Leisure Plc                                    237,428
        25,900    Taylor Woodrow Plc                                      71,064
        15,500    Travis Perkins Plc                                     237,805
        75,000    Wood Group (John) Plc+                                 240,080
                                                                   -------------
                                                                       4,303,385
                                                                   -------------
TOTAL COMMON STOCKS (COST $21,974,854*)               95.8%           23,811,393
                                                                   -------------
OTHER ASSETS AND LIABILITIES (NET)                    4.2%             1,053,874

--------------------------------------------------------------------------------
NET ASSETS                                           100.0%        $  24,865,267
--------------------------------------------------------------------------------
  *     Aggregate cost for Federal tax purposes.
  +     Non-income producing security.

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------
   PORTFOLIO OF INVESTMENTS (CONTINUED)                JUNE 30, 2002 (UNAUDITED)

AT JUNE 30, 2002, SECTOR DIVERSIFICATION OF THE FUND WAS AS FOLLOWS (UNAUDITED):

                                                        % OF NET          VALUE
INDUSTRY DIVERSIFICATION                                 ASSETS         (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS:
Technology Hardware & Equipment                           9.9%       $ 2,468,767
Healthcare Equipment and Services                         9.2          2,294,584
Materials                                                 8.7          2,172,758
Capital Goods                                             8.1          2,016,891
Commercial Services & Supplies                            7.0          1,747,647
Consumer Discretionary                                    6.3          1,564,231
Banks                                                     6.2          1,537,067
Retailing                                                 5.7          1,405,896
Food Beverage & Tobacco                                   5.4          1,336,497
Hotel Restaurants & Leisure                               5.2          1,292,063
Media                                                     4.8          1,190,009
Software & Services                                       4.6          1,141,516
Real Estate                                               4.3          1,073,311
Diversified Financials                                    3.2            803,846
Energy                                                    2.0            499,730
Automobile & Components                                   1.7            421,746
Transportation                                            1.1            265,461
Utilities                                                 0.8            200,132
Machine Tools & Related Products                          0.8            191,513
Telecommunication Services                                0.8            187,728
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                      95.8         23,811,393
OTHER ASSETS AND LIABILITIES (NET)                        4.2          1,053,874
--------------------------------------------------------------------------------
NET ASSETS                                              100.0%       $24,865,267
--------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET EUROPEAN EQUITY FUND
--------------------------------------------------------------------------------
   PORTFOLIO OF INVESTMENTS                            JUNE 30, 2002 (UNAUDITED)

                                                                          VALUE
    SHARES                                                              (NOTE 1)
--------------------------------------------------------------------------------

COMMON STOCKS -- 95.9%
FINLAND - 2.3%
        10,910    Nokia Oyj                                        $     159,685
                                                                   -------------

FRANCE - 17.4%
         2,865    Aventis SA                                             203,020
         3,232    Axa                                                     59,116
         3,460    BNP Paribas SA+                                        191,362
         1,287    Lafarge SA                                             128,379
         6,350    Suez SA                                                169,328
         1,864    TotalFinaElf SA                                        302,649
         2,000    Valeo SA+                                               83,158
         3,600    Vivendi Universal SA                                    77,793
                                                                   -------------
                                                                       1,214,805
                                                                   -------------

GERMANY - 15.2%
           710    Allianz AG, Registered Shares                          143,363
         4,050    Bayer AG                                               129,796
         2,300    DaimlerChrysler AG, Registered Shares                  111,623
         1,450    Deutsche Bank AG, Registered Shares                    100,817
         3,181    E.On AG                                                184,571
         4,000    Infineon Technologies AG+                               63,129
           500    Muenchener Rueckversicherungs-Gesellschaft AG,
                  Registered Shares                                      118,515
         1,095    SAP AG                                                 107,334
         1,787    Siemens AG                                             107,270
                                                                   -------------
                                                                       1,066,418
                                                                   -------------

ITALY - 4.2%
         4,810    Riunione Adriatica di Sicurta SpA                       64,559
        21,000    Telecom Italia Mobile SpA                               86,072
        31,700    UniCredito Italiano SpA                                143,389
                                                                   -------------
                                                                         294,020
                                                                   -------------

NETHERLANDS - 6.6%
         3,500    ING Groep NV                                            89,874
         3,440    Koninklijke (Royal) Philips Electronics NV              96,045
         2,500    Royal Dutch Petroleum Company                          139,255
         6,100    TPG NV                                                 137,781
                                                                   -------------
                                                                         462,955
                                                                   -------------

SPAIN - 2.5%
         5,780    Amadeus Global Travel Distribution SA, Class A+         36,991
         8,134    Banco Bilbao Vizcaya Argentaria SA                      91,982
         5,488    Telefonica SA+                                          46,070
                                                                   -------------
                                                                         175,043
                                                                   -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET EUROPEAN EQUITY FUND

--------------------------------------------------------------------------------
   PORTFOLIO OF INVESTMENTS (CONTINUED)                JUNE 30, 2002 (UNAUDITED)

                                                                          VALUE
    SHARES                                                              (NOTE 1)
--------------------------------------------------------------------------------

COMMON STOCKS -- (CONTINUED)
SWEDEN - 1.2%
         4,200    Volvo AB, B Shares                               $      87,060
                                                                   -------------

SWITZERLAND - 11.5%
         6,300    ABB, Ltd.+                                              56,093
         1,080    Nestle SA, Registered Shares                           251,829
         3,200    Novartis AG, Registered Shares                         140,739
         2,300    Roche Holding AG-Genussshein                           173,874
         3,680    UBS AG, Registered New Shares+                         185,094
                                                                   -------------
                                                                         807,629
                                                                   -------------

UNITED KINGDOM - 35.0%
         1,800    AstraZeneca Plc                                         74,521
        18,000    BAE Systems Plc                                         91,917
        17,600    Barclays Plc                                           148,091
        34,700    BP Plc                                                 291,445
        16,700    BT Group Plc+                                           64,149
         7,500    Compass Group Plc                                       45,501
        50,000    Corus Group Plc+                                        64,021
        11,000    Diageo Plc                                             142,859
        22,700    EMI Group Plc                                           86,159
        13,500    FKI Plc                                                 32,257
        10,172    GlaxoSmithKline Plc                                    219,866
        13,649    HSBC Holdings Plc                                      156,977
         4,000    Next Plc                                                56,827
         4,700    Reckitt Benckiser Plc                                   84,324
         8,000    Royal Bank of Scotland Group Plc                       226,819
        24,129    Shell Transport & Trading Company Plc                  182,063
        47,233    Tesco Plc                                              171,716
         9,200    Unilever Plc                                            83,862
       163,988    Vodafone Group Plc                                     224,973
                                                                   -------------
                                                                       2,448,347
                                                                   -------------
TOTAL COMMON STOCKS (COST $7,539,945*)                95.9%            6,715,962
                                                                   -------------
OTHER ASSETS AND LIABILITIES (NET)                    4.1%               286,422

--------------------------------------------------------------------------------
NET ASSETS                                           100.0%        $   7,002,384
--------------------------------------------------------------------------------
  *     Aggregate cost for Federal tax purposes.
  +     Non-income producing security.

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET EUROPEAN EQUITY FUND
--------------------------------------------------------------------------------
   PORTFOLIO OF INVESTMENTS (CONTINUED)                JUNE 30, 2002 (UNAUDITED)

AT JUNE 30, 2002, SECTOR DIVERSIFICATION OF THE FUND WAS AS FOLLOWS (UNAUDITED):

                                                       % OF NET           VALUE
INDUSTRY DIVERSIFICATION                                ASSETS          (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS:
Banks                                                    17.8%        $1,244,531
Energy                                                   13.1            915,412
Pharmaceuticals & Biotech                                11.6            812,019
Food Beverage & Tobacco                                   6.8            478,551
Telecommunications Services                               6.0            421,265
Insurance                                                 5.5            385,553
Capital Goods                                             5.3            374,596
Utilities                                                 5.1            353,899
Materials                                                 4.6            322,196
Technology Hardware & Equipment                           3.2            222,814
Automobile & Components                                   2.8            194,781
Food & Drug Retailing                                     2.5            171,716
Media                                                     2.3            163,952
Transportation                                            2.0            137,781
Software & Services                                       1.5            107,334
Consumer Durables & Apparel                               1.4             96,045
Diversified Financials                                    1.3             89,874
Household & Personal Products                             1.2             84,324
Retailing                                                 0.8             56,827
Hotel Restaurants & Leisure                               0.6             45,501
Commercial Services & Supplies                            0.5             36,991
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                      95.9          6,715,962
OTHER ASSETS AND LIABILITIES (NET)                        4.1            286,422
--------------------------------------------------------------------------------
NET ASSETS                                              100.0%        $7,002,384
--------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
   PORTFOLIO OF INVESTMENTS                            JUNE 30, 2002 (UNAUDITED)

                                                                          VALUE
    SHARES                                                              (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS -- 97.6%
AUSTRALIA - 3.5%
        12,700    Aristocrat Leisure, Ltd.                         $      38,571
         8,400    BHP Billiton, Ltd.                                      48,570
         7,700    Brambles Industries, Ltd.                               40,805
         2,600    Macquarie Bank, Ltd.                                    42,693
         6,768    News Corporation, Ltd.                                  36,778
        18,000    Telstra Corporation, Ltd.                               47,088
                                                                   -------------
                                                                         254,505
                                                                   -------------

FINLAND - 1.5%

         7,505    Nokia Oyj                                              109,848
                                                                   -------------

FRANCE - 10.7%
         1,800    Aventis SA                                             127,552
         2,560    Axa                                                     46,824
         2,420    BNP Paribas SA+                                        133,843
           840    Lafarge SA                                              83,790
         4,050    Suez SA                                                107,997
         1,065    TotalFinaElf SA                                        172,919
         1,400    Valeo SA+                                               58,211
         2,350    Vivendi Universal SA                                    50,782
                                                                   -------------
                                                                         781,918
                                                                   -------------

GERMANY - 10.0%
           500    Allianz AG, Registered Shares                          100,960
         2,800    Bayer AG                                                89,735
         1,500    DaimlerChrysler AG, Registered Shares                   72,798
           717    Deutsche Bank AG, Registered Shares                     49,852
         2,360    E.On AG                                                136,934
         2,500    Infineon Technologies AG+                               39,456
           330    Muenchener Rueckversicherungs-Gesellschaft AG,
                  Registered Shares                                       78,220
           855    SAP AG                                                  83,809
         1,310    Siemens AG                                              78,636
                                                                   -------------
                                                                         730,400
                                                                   -------------

HONG KONG - 2.3%
        14,500    ASM Pacific Technology, Ltd.                            31,882
         4,500    China Mobile (Hong Kong), Ltd.+                         13,327
        18,000    Citic Pacific, Ltd.                                     39,001
        10,000    Henderson Land Development Company, Ltd.                41,540
        20,000    New World Development Company, Ltd.                     15,898
        78,000    QPL International Holdings, Ltd.+                       28,751
                                                                   -------------
                                                                         170,399
                                                                   -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
   PORTFOLIO OF INVESTMENTS (CONTINUED)                JUNE 30, 2002 (UNAUDITED)

                                                                          VALUE
    SHARES                                                              (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
ITALY - 2.9%
         3,535    Riunione Adriatica di Sicurta SpA                $      47,446
        15,875    Telecom Italia Mobile SpA                               65,066
        22,200    UniCredito Italiano SpA                                100,418
                                                                   -------------
                                                                         212,930
                                                                   -------------

JAPAN - 24.9%
         1,100    Bandai Company, Ltd.                                    39,462
        10,000    Bank of Fukuoka, Ltd.                                   39,546
         1,000    Canon, Inc.                                             37,794
         1,400    Capcom Company, Ltd.                                    36,209
            21    Daido Life Insurance Company, Ltd.+                     53,437
         2,300    Eisai Company, Ltd.+                                    59,102
        23,000    Fuji Electric Company, Ltd.                             62,364
           900    Fuji Soft ABC, Inc.                                     36,267
         3,000    Hosiden Corporation                                     39,170
         4,000    Keihin Corporation                                      41,682
         9,000    Konica Corporation                                      58,192
         4,000    Marui Company, Ltd.                                     50,692
             6    Millea Holdings, Inc.+                                  49,257
         7,000    Minebea Company, Ltd.                                   41,114
        16,000    Mitsubishi Chemical Corporation+                        37,243
         6,000    Mitsubishi Corporation                                  43,400
         4,000    Mitsubishi Estate Company, Ltd.                         32,705
        13,000    Mitsubishi Heavy Industries, Ltd.                       39,371
         7,000    Mitsui & Company, Ltd.                                  46,838
         5,000    NEC Corporation                                         34,790
         4,000    Nippon Electric Glass Company, Ltd.                     39,145
        30,000    Nippon Steel Corporation                                46,804
            12    Nippon Telegraph and Telephone Corporation              49,357
        14,000    Nippon Yusen Kabushiki Kaisha                           48,239
         7,000    Nissan Motor Company, Ltd.                              48,473
         3,000    Nomura Holdings, Inc.                                   44,051
           500    ORIX Corporation                                        40,338
         5,000    Q.P. Corporation                                        41,673
         4,000    Ricoh Company, Ltd.                                     69,247
           700    Sony Corporation                                        36,968
        12,000    Sumitomo Mitsui Banking Corporation                     58,568
         1,000    Takeda Chemical Industries, Ltd.                        43,884

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------
   PORTFOLIO OF INVESTMENTS (CONTINUED)                JUNE 30, 2002 (UNAUDITED)

                                                                          VALUE
    SHARES                                                              (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
JAPAN - (CONTINUED)
           500    Takefuji Corporation                             $      34,749
         6,000    Takuma Company, Ltd.                                    46,304
         2,000    Tenma Corporation                                       22,660
         3,700    Tohoku Electric Power Company, Inc.                     51,860
         3,000    Tokyo Broadcasting System, Inc.                         67,203
         2,000    Tostem Inax Holding Corporation                         34,123
         3,000    Toyota Motor Corporation                                79,592
        15,000    Yokohama Rubber Company, Ltd.                           36,918
                                                                   -------------
                                                                       1,818,791
                                                                   -------------

NETHERLANDS - 6.8%
         2,476    ING Groep NV                                            63,579
         2,450    Koninklijke (Royal) Philips Electronics NV              68,404
         4,790    Royal Dutch Petroleum Company                          266,813
         4,400    TPG NV                                                  99,383
                                                                   -------------
                                                                         498,179
                                                                   -------------

SINGAPORE - 0.9%
         7,300    Chartered Semiconductor Manufacturing, Ltd.+            14,875
         2,000    DBS Group Holdings, Ltd.                                14,037
        44,000    Keppel Land, Ltd.                                       37,856
                                                                   -------------
                                                                          66,768
                                                                   -------------

SOUTH KOREA - 0.7%
           200    Samsung Electronics Company, Ltd.                       54,698
                                                                   -------------

SPAIN - 1.8%
         4,390    Amadeus Global Travel Distribution SA, Class A+         28,095
         6,065    Banco Bilbao Vizcaya Argentaria SA                      68,585
         3,936    Telefonica SA+                                          33,042
                                                                   -------------
                                                                         129,722
                                                                   -------------

SWEDEN - 0.9%
         3,300    Volvo AB, B Shares                                      68,404
                                                                   -------------

SWITZERLAND - 8.1%
         4,800    ABB, Ltd.+                                              42,738
           775    Nestle SA, Registered Shares                           180,711
         2,500    Novartis AG, Registered Shares                         109,952
         1,700    Roche Holding AG-Genussshein                           128,515
         2,550    UBS AG, Registered New Shares+                         128,258
                                                                   -------------
                                                                         590,174
                                                                   -------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
   PORTFOLIO OF INVESTMENTS (CONTINUED)                JUNE 30, 2002 (UNAUDITED)

                                                                          VALUE
    SHARES                                                              (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
UNITED KINGDOM - 22.6%
         1,400    AstraZeneca Plc                                         57,961
        14,300    BAE Systems Plc                                         73,022
        13,380    Barclays Plc                                           112,583
        24,764    BP Plc                                                 207,993
        11,550    BT Group Plc+                                           44,367
         5,500    Compass Group Plc                                       33,367
        35,000    Corus Group Plc+                                        44,815
         7,700    Diageo Plc                                             100,001
        17,300    EMI Group Plc                                           65,663
        10,100    FKI Plc                                                 24,133
         6,834    GlaxoSmithKline Plc                                    147,716
        10,370    HSBC Holdings Plc                                      119,265
         3,100    Next Plc                                                44,041
         3,400    Reckitt Benckiser Plc                                   61,000
         6,150    Royal Bank of Scotland Group Plc                       174,367
        33,330    Tesco Plc                                              121,171
         6,800    Unilever Plc                                            61,985
       116,720    Vodafone Group Plc                                     160,127
                                                                   -------------
                                                                       1,653,577
                                                                   -------------
TOTAL COMMON STOCKS (COST $7,883,528*)                97.6%            7,140,313
                                                                   -------------
OTHER ASSETS AND LIABILITIES (NET)                    2.4%               171,999
--------------------------------------------------------------------------------
NET ASSETS                                           100.0%        $   7,312,312
--------------------------------------------------------------------------------
  *     Aggregate cost for Federal tax purposes.
  +     Non-income producing security.

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
   PORTFOLIO OF INVESTMENTS (CONTINUED)                JUNE 30, 2002 (UNAUDITED)

AT JUNE 30, 2002, SECTOR DIVERSIFICATION OF THE FUND WAS AS FOLLOWS (UNAUDITED):

                                                     % OF NET             VALUE
INDUSTRY DIVERSIFICATION                              ASSETS            (NOTE 1)
--------------------------------------------------------------------------------

COMMON STOCKS:
Banks                                                 14.3%           $1,042,014
Pharmaceuticals & Biotech                              9.2               674,682
Energy                                                 8.9               647,725
Capital Goods                                          8.7               639,448
Technology Hardware & Equipment                        6.8               499,657
Telecommunication Services                             5.6               412,374
Food Beverage & Tobacco                                5.3               384,371
Insurance                                              5.1               376,144
Materials                                              4.8               350,958
Automobile & Components                                4.6               337,673
Utilities                                              4.1               296,791
Consumer Durables & Apparel                            3.1               225,687
Media                                                  3.0               220,426
Diversified Financials                                 2.5               182,717
Software & Services                                    2.1               156,284
Transportation                                         2.0               147,622
Real Estate                                            1.8               127,998
Food & Drug Retailing                                  1.7               121,171
Retailing                                              1.3                94,733
Hotel Restaurants & Leisure                            1.0                71,938
Commercial Service & Supplies                          0.9                68,900
Household & Personal Products                          0.8                61,000
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                   97.6             7,140,313
OTHER ASSETS AND LIABILITIES (NET)                     2.4               171,999
--------------------------------------------------------------------------------
NET ASSETS                                           100.0%           $7,312,312
--------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET GLOBAL WATER FUND
--------------------------------------------------------------------------------
   PORTFOLIO OF INVESTMENTS                            JUNE 30, 2002 (UNAUDITED)

                                                                          VALUE
    SHARES                                                              (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS -- 94.3%
AUSTRIA - 2.3%
         2,500    BWT AG                                           $      59,134
           300    Oesterreichische Elektrizitaetswirtschafts AG           26,061
         1,100    VA Technologie AG                                       29,072
                                                                   -------------
                                                                         114,267
                                                                   -------------

BRAZIL - 1.0%
     1,471,000    Companhia de Saneamento Basico do
                  Estado de Sao Paulo                                     51,503
                                                                   -------------

CANADA - 3.4%
         2,700    Flexible Solutions International, Inc.+                  9,180
         3,000    Newalta Corporation+                                     7,890
         2,400    Stuart Energy Systems Corporation+                       7,259
         9,900    Trojan Technologies, Inc.+                              80,716
         4,900    Zenon Environmental, Inc.+                              48,649
         1,500    Zenon Environmental, Inc., Class A+                     12,822
                                                                   -------------
                                                                         166,516
                                                                   -------------

FRANCE - 21.4%
         1,000    Gaudriot SA+                                            36,937
         1,550    Groupe Danone                                          213,090
           100    Seche Environnement                                      6,691
        14,250    Suez SA                                                379,989
           400    Tredi Environnement                                     16,059
        12,950    Vivendi Environnement                                  399,679
                                                                   -------------
                                                                       1,052,445
                                                                   -------------

GERMANY - 6.1%
           950    Hydrotec AG+                                             8,444
         6,500    RWE AG                                                 257,425
         1,400    Techem AG+                                              18,251
           950    Wedeco AG Water Technology+                             17,311
                                                                   -------------
                                                                         301,431
                                                                   -------------

JAPAN - 2.9%
         8,000    Ebara Corporation                                       43,117
         8,000    Kurita Water Industries, Ltd.                           98,447
                                                                   -------------
                                                                         141,564
                                                                   -------------

SPAIN - 5.1%
         6,000    Fomento de Construcciones y Contratas SA               146,366
         8,900    Sociedad General de Aguas de Barcelona SA              104,775
                                                                   -------------
                                                                         251,141
                                                                   -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET GLOBAL WATER FUND
--------------------------------------------------------------------------------
   PORTFOLIO OF INVESTMENTS (CONTINUED)                JUNE 30, 2002 (UNAUDITED)

                                                                          VALUE
    SHARES                                                              (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
UNITED KINGDOM - 14.6%
         6,600    AWG Plc+                                         $      55,333
         6,600    Ecofin Water & Power Opportunities
                     Plc, Capital Shares (a)+                             10,212
         6,600    Ecofin Water & Power Opportunities
                     Plc, Income Shares (a)+                              10,211
        25,100    Kelda Group Plc                                        163,372
         7,500    Pennon Group Plc                                        80,084
        19,900    Severn Trent Plc                                       219,315
         2,700    Shanks Group Plc                                         6,976
        17,300    United Utilities Plc                                   161,125
         2,100    Waste Recycling Group Plc                               13,124
                                                                   -------------
                                                                         719,752
                                                                   -------------

UNITED STATES - 37.5%
        11,000    Allied Waste Industries, Inc.+                         105,600
           450    American States Water Company                           11,925
         5,000    American Water Works Company, Inc.                     216,050
         9,500    Cadiz, Inc.+                                            80,740
         2,000    Calgon Carbon Corporation                               16,800
           400    California Water Service Group                          10,080
         2,800    Casella Waste Systems, Inc., Class A+                   33,628
         2,900    Cuno, Inc.+                                            104,922
         2,170    Donaldson Company, Inc.                                 76,037
         3,470    Insituform Technologies, Inc.+                          73,495
           400    Ionics, Inc.+                                            9,700
         2,000    ITT Industries, Inc.                                   141,200
         1,000    Lindsay Manufacturing Company                           23,150
         2,700    Millipore Corporation                                   86,346
         2,900    Newpark Resources, Inc.+                                21,315
         9,000    Pall Corporation                                       186,750
         1,000    Pentair, Inc.                                           48,080
         4,500    Philadelphia Suburban Corporation                       90,900
         8,000    Rebublic Services, Inc.+                               152,560
         4,100    Tetra Tech, Inc.+                                       60,270
         2,100    Waste Connections, Inc.+                                65,604
         8,900    Waste Management, Inc.                                 231,845
                                                                   -------------
                                                                       1,846,997
                                                                   -------------
TOTAL COMMON STOCKS (COST $4,843,301*)                94.3%            4,645,616
                                                                    ------------
OTHER ASSETS AND LIABILITIES (NET)                    5.7%               282,112
--------------------------------------------------------------------------------
NET ASSETS                                           100.0%        $   4,927,728
--------------------------------------------------------------------------------
  *     Aggregate cost for Federal tax purposes.
  +     Non-income producing security.
  (a)   Closed-End Unit Investment Trust.

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET GLOBAL WATER FUND
--------------------------------------------------------------------------------
   PORTFOLIO OF INVESTMENTS (CONTINUED)                JUNE 30, 2002 (UNAUDITED)

AT JUNE 30, 2002, SECTOR DIVERSIFICATION OF THE FUND WAS AS FOLLOWS (UNAUDITED):

                                                     % OF NET             VALUE
INDUSTRY DIVERSIFICATION                              ASSETS            (NOTE 1)
--------------------------------------------------------------------------------

COMMON STOCKS:
Utilities                                             43.5%           $2,144,099
Commercial Services & Supplies                        30.4             1,499,940
Capital Goods                                         20.2               992,397
Materials                                              0.2                 9,180
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                   94.3             4,645,616
OTHER ASSETS AND LIABILITIES (NET)                     5.7               282,112
--------------------------------------------------------------------------------
NET ASSETS                                           100.0%           $4,927,728
--------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET EASTERN EUROPEAN FUND                    PICTET EUROPEAN EQUITY FUND
PICTET GLOBAL EMERGING MARKETS FUND             PICTET INTERNATIONAL EQUITY FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND       PICTET GLOBAL WATER FUND

--------------------------------------------------------------------------------
   STATEMENTS OF ASSETS AND LIABILITIES                JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                            PICTET       PICTET
                                               PICTET       GLOBAL     INTERNATIONAL     PICTET        PICTET         PICTET
                                               EASTERN     EMERGING        SMALL        EUROPEAN    INTERNATIONAL     GLOBAL
                                              EUROPEAN      MARKETS      COMPANIES       EQUITY        EQUITY          WATER
                                                FUND         FUND          FUND           FUND          FUND           FUND
--------------------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments, at value (Cost
   $1,122,123, $71,708,694,
   $21,974,854, $7,539,945,
   $7,883,528 and $4,843,301,
   respectively) (Note 1)
   See accompanying schedule                  $1,136,836   $71,390,088   $23,811,393    $6,715,962     $7,140,313     $4,645,616
   Cash                                           42,273     2,417,976       605,930        20,949         10,936        410,874
   Foreign currency, at value
     (Cost $0, $1,121,107,
     $199,288, $307,318, $118,067 and
     $110,165, respectively)                          --     1,139,835       201,806       315,139        118,973        110,377
   Receivable for investment securities sold      13,050       643,615       584,684       158,702        290,104             --
   Receivable for Fund shares sold                   500            --        22,000            --             --         66,000
   Receivable from investment adviser (Note 2)    13,211            --        4,561          8,704          9,044          6,311
   Dividends receivable, interest receivable
     and reclaim receivable                        9,387       236,511        62,403        20,471         25,903         21,265
   Unamortized organization costs (Note 1)         1,500            --            --            --             --             --
   Other assets                                      762         9,052        11,482         4,504          7,319             --
--------------------------------------------------------------------------------------------------------------------------------
   TOTAL ASSETS                                1,217,519    75,837,077    25,304,259     7,244,431      7,602,592      5,260,443
--------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
   Payable for investment securities purchased        --     1,132,008       396,755       218,619        266,782        286,903
   Payable to investment advisor (Note 2)             --        39,792            --            --             --             --
   Payable for Fund shares redeemed                   --            --         5,054            --             --             --
   Administration fees payable (Note 2)            1,584        16,925         6,087         2,608          2,226          3,342
   Transfer agent fees payable (Note 2)              735         2,644         1,055           885            885          1,769
   Custodian fees payable (Note 2)                 5,649        32,875         9,095         6,246          6,283         13,186
   Professional fees payable                       8,885        21,050        13,494         9,154          9,151         10,805
   Printing fees payable                             211        18,536         3,784         1,282          1,309          1,420
   Distribution fees payable                          48            --             7            --             --            276
   Other accrued expenses and payables             2,460        11,634         3,661         3,253          3,644         15,014
--------------------------------------------------------------------------------------------------------------------------------
   TOTAL LIABILITIES                              19,572     1,275,464       438,992       242,047        290,280        332,715
--------------------------------------------------------------------------------------------------------------------------------
   NET ASSETS                                 $1,197,947   $74,561,613   $24,865,267    $7,002,384     $7,312,312     $4,927,728
--------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET EASTERN EUROPEAN FUND                    PICTET EUROPEAN EQUITY FUND
PICTET GLOBAL EMERGING MARKETS FUND             PICTET INTERNATIONAL EQUITY FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND       PICTET GLOBAL WATER FUND
--------------------------------------------------------------------------------
   STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)    JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                            PICTET       PICTET
                                               PICTET       GLOBAL     INTERNATIONAL     PICTET        PICTET         PICTET
                                               EASTERN     EMERGING        SMALL        EUROPEAN    INTERNATIONAL     GLOBAL
                                              EUROPEAN      MARKETS      COMPANIES       EQUITY        EQUITY          WATER
                                                FUND         FUND          FUND           FUND          FUND           FUND
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Accumulated net investment income / (loss)    $(4,745)     $118,656      $109,114       $59,708        $47,195        $25,560
   Accumulated net realized gain/(loss) on
     investments sold (Note 1) and foreign
     currency related transactions                43,114   (63,445,712)  (10,255,726)   (2,424,990)    (2,262,516)         5,007
   Net unrealized appreciation/(depreciation)
     of investments                               14,713      (318,606)    1,836,539      (823,983)      (743,215)      (197,685)
   Net unrealized appreciation/(depreciation)
     of foreign currency related transactions          9         9,843         8,389         9,180          3,372           (151)
   Par value                                       1,135        98,185        32,444        10,233         10,382          5,238
   Paid-in capital in excess of par value
     (Notes 1 and 4)                           1,143,721   138,099,247    33,134,507    10,172,236     10,257,094      5,089,759
--------------------------------------------------------------------------------------------------------------------------------
   TOTAL NET ASSETS                           $1,197,947   $74,561,613   $24,865,267    $7,002,384     $7,312,312     $4,927,728
--------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES:
   Net assets                                   $955,967   $74,561,613   $24,801,179    $7,002,384     $7,312,312     $3,375,613
   Shares of beneficial interest outstanding
     (Note 4)                                     90,510     9,818,494     3,236,040     1,023,265      1,038,224        358,677
                                              ----------   -----------   -----------    ----------     ----------     ----------
   Net asset value, offering and redemption
     price per share (Note 4)                     $10.56         $7.59         $7.66         $6.84          $7.04          $9.41
--------------------------------------------------------------------------------------------------------------------------------
RETAIL SHARES:
   Net assets                                   $241,980           N/A       $64,088           N/A            N/A     $1,552,115
   Shares of beneficial interest outstanding
     (Note 4)                                     22,943           N/A         8,362           N/A            N/A        165,109
                                              ----------   -----------   -----------    ----------     ----------     ----------
   Net asset value, offering and redemption price
     per share (Note 4)                           $10.55           N/A         $7.66           N/A            N/A          $9.40
--------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET EASTERN EUROPEAN FUND                   PICTET EUROPEAN EQUITY FUND
PICTET GLOBAL EMERGING MARKETS FUND            PICTET INTERNATIONAL EQUITY FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND      PICTET GLOBAL WATER FUND
--------------------------------------------------------------------------------
   STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

                                                            PICTET       PICTET
                                               PICTET       GLOBAL     INTERNATIONAL     PICTET        PICTET         PICTET
                                               EASTERN     EMERGING        SMALL        EUROPEAN    INTERNATIONAL     GLOBAL
                                              EUROPEAN      MARKETS      COMPANIES       EQUITY        EQUITY          WATER
                                                FUND         FUND          FUND           FUND          FUND           FUND
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends (net of foreign withholding taxes of
     $2,628, $88,071, $21,110, $6,024,
     $4,660 and $10,451, respectively)           $16,218      $751,937      $255,338       $95,462        $84,171        $40,914
   Interest                                          631        10,732         3,883         1,200          1,289          1,341
--------------------------------------------------------------------------------------------------------------------------------
   TOTAL INVESTMENT INCOME                        16,849       762,669       259,221        96,662         85,460         42,255
--------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fee (Note 2)               15,698       459,579       114,208        25,977         26,671         11,933
   Administration fee (Note 2)                     8,581       136,018        43,079        13,472         13,319          9,727
   Accounting fee (Note 2)                        29,424        24,521        28,827        24,521         26,154         29,424
   Transfer agent fees (Note 2)                   12,735        10,039         9,055         5,885          5,885         11,769
   Custodian fees (Note 2)                        20,131       100,667        28,933        19,649         19,617         14,561
   Professional fees                               9,976        31,027        16,845        10,438         10,449         10,933
   Printing fees                                     368        18,872         4,585         1,226          1,353          1,717
   Registration and filing fees                    8,586         9,112         8,371         7,544          7,878          8,567
   Amortization of organization costs (Note 1)       952            --           --             --             --             --
   Trustees' fees and expenses (Note 2)              412        11,984        3,439          1,440          1,439            674
   Distribution fees-- Retail class                  233            --            11            --             --          1,182
   Other                                           5,976        44,297        21,189         9,862          9,044          8,879
--------------------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES BEFORE EXPENSE REDUCTIONS      113,072       846,116       278,542       120,014        121,809        109,366
--------------------------------------------------------------------------------------------------------------------------------
   Fees waived and/or expenses reimbursed by
     investment advisor (Note 2)                 (91,908)     (202,102)     (141,482)      (85,378)       (86,247)       (92,671)
--------------------------------------------------------------------------------------------------------------------------------
   NET EXPENSES                                   21,164       644,014       137,060        34,636         35,562         16,695
--------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME/(LOSS)                      (4,315)      118,655       122,161        62,026         49,898         25,560
--------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS
   (Notes 1 and 4):
   Net realized gain/(loss) on:
   Securities transactions                       276,513     3,838,077    (1,240,656)     (289,087)      (395,005)         1,676
   Foreign currency related transactions           4,379       15,310          9,462         5,163          6,419          3,331
--------------------------------------------------------------------------------------------------------------------------------
   Net realized gain/(loss) on investments
     during the period                           280,892     3,853,387    (1,231,194)     (283,924)      (388,586)         5,007
   Change in unrealized appreciation/
     (depreciation) of:
   Securities                                    (52,701)    3,004,816     2,054,240       (91,518)       266,893       (197,685)
   Foreign currency related transactions             (86)        2,376         8,497        10,363          1,376           (151)
--------------------------------------------------------------------------------------------------------------------------------
   Net unrealized appreciation/(depreciation) of
     investments during the period               (52,787)    3,007,192     2,062,737       (81,155)       268,269       (197,836)
--------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN/
   (LOSS) ON INVESTMENTS                         228,105     6,860,579       831,543      (365,079)      (120,317)      (192,829)
--------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    $223,790    $6,979,234      $953,704     $(303,053)      $(70,419)     $(167,269)
--------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET EASTERN EUROPEAN FUND
--------------------------------------------------------------------------------
   STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------------------------------------------------------

                                                                             SIX MONTHS ENDED
                                                                               JUNE 30, 2002            YEAR ENDED
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:                              (UNAUDITED)          DECEMBER 31, 2001
--------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment loss                                                         $    (4,315)              $  (12,500)
   Net realized gain/(loss) on investments during the period                       280,892                  (10,675)
   Change in unrealized appreciation/(depreciation)
     of investments during the period                                              (52,787)                 276,085
--------------------------------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations                            223,790                  252,910
FUND SHARE TRANSACTIONS:
   Net increase/(decrease) in net assets from Fund share transactions
     (Note 4)                                                                   (1,456,207)                 343,669
--------------------------------------------------------------------------------------------------------------------------------
   Net increase/(decrease) in net assets                                        (1,232,417)                 596,579
REDEMPTION FEES:
   Redemption fees (Note 4)                                                          8,956                    1,339
NET ASSETS:
   Beginning of period                                                           2,421,408                1,823,490
--------------------------------------------------------------------------------------------------------------------------------
   End of period (including accumulated net investment
     loss of ($4,745) and ($430), respectively)                                $ 1,197,947               $2,421,408
--------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------------------------------------------------------
   STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------------------------------------------------------

                                                                             SIX MONTHS ENDED
                                                                               JUNE 30, 2002            YEAR ENDED
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:                              (UNAUDITED)          DECEMBER 31, 2001
--------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                                     $     118,655            $     948,344
   Net realized gain/(loss) on investments during the period                     3,853,387              (14,367,281)
   Change in unrealized appreciation/(depreciation) of investments
     during the period                                                           3,007,192               11,556,337
--------------------------------------------------------------------------------------------------------------------------------
   Net increase/(decrease) in net assets resulting from operations               6,979,234               (1,862,600)
DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions to shareholders from net investment income                             --                 (785,922)
FUND SHARE TRANSACTIONS:
   Net increase/(decrease) in net assets from Fund share transactions
     (Note 4)                                                                      868,015              (27,817,512)
--------------------------------------------------------------------------------------------------------------------------------
   Net increase/(decrease) in net assets                                         7,847,249              (30,466,034)
REDEMPTION FEES:
   Redemption fees (Note 4)                                                          2,946                   19,291
NET ASSETS:
   Beginning of period                                                          66,711,418               97,158,161
--------------------------------------------------------------------------------------------------------------------------------
   End of period (including accumulated net investment
     income of $118,656 and $0, respectively)                                $  74,561,613            $  66,711,418
--------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET INTERNATIONAL SMALL COMPANIES FUND

------------------------------------------------------------------------------------------------------------------------------------
   STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------

                                                                             SIX MONTHS ENDED
                                                                               JUNE 30, 2002            YEAR ENDED
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:                              (UNAUDITED)          DECEMBER 31, 2001
------------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                                      $    122,161             $     39,950
   Net realized loss on investments during the period                           (1,231,194)              (8,007,523)
   Change in unrealized appreciation/(depreciation) of investments
     during the period                                                           2,062,737                 (222,541)
------------------------------------------------------------------------------------------------------------------------------------
   Net increase/(decrease) in net assets resulting from operations                 953,704               (8,190,114)
DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions to shareholders from net realized gain on investments                  --                  (17,469)
FUND SHARE TRANSACTIONS:
   Net increase in net assets from Fund share transactions
     (Note 4)                                                                    1,940,920                5,911,542
------------------------------------------------------------------------------------------------------------------------------------
   Net increase/(decrease) in net assets                                         2,894,624               (2,296,041)
REDEMPTION FEES:
   Redemption fees (Note 4)                                                         36,529                   16,200
NET ASSETS:
   Beginning of period                                                          21,934,114               24,213,955
------------------------------------------------------------------------------------------------------------------------------------
   End of period (including accumulated net investment
     income/(loss) of $109,114 and ($13,047), respectively)                   $ 24,865,267             $ 21,934,114
------------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET EUROPEAN EQUITY FUND
--------------------------------------------------------------------------------------------------------------------------------
   STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------

                                                                             SIX MONTHS ENDED
                                                                               JUNE 30, 2002            YEAR ENDED
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:                              (UNAUDITED)          DECEMBER 31, 2001
--------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                                      $     62,026             $     46,651
   Net realized loss on investments during the period                             (283,924)              (1,481,111)
   Change in unrealized depreciation of investments
     during the period                                                             (81,155)                (524,875)
--------------------------------------------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from operations                           (303,053)              (1,959,335)
DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions to shareholders from net investment income                             --                  (38,518)
FUND SHARE TRANSACTIONS:
   Net increase in net assets from Fund share transactions
     (Note 4)                                                                       66,255                   38,531
--------------------------------------------------------------------------------------------------------------------------------
   Net decrease in net assets                                                     (236,798)              (1,959,322)
REDEMPTION FEES:
   Redemption fees (Note 4)                                                          3,002                       --
NET ASSETS:
   Beginning of period                                                           7,236,180                9,195,502
--------------------------------------------------------------------------------------------------------------------------------
   End of period (including accumulated net investment
     income/(loss) of $59,708 and ($2,318), respectively)                     $  7,002,384             $  7,236,180
--------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------------------------------------------------------
   STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------

                                                                             SIX MONTHS ENDED
                                                                               JUNE 30, 2002            YEAR ENDED
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:                              (UNAUDITED)          DECEMBER 31, 2001
--------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                                      $     49,898             $     42,810
   Net realized loss on investments during the period                             (388,586)              (1,634,353)
   Change in unrealized appreciation/(depreciation) of investments
     during the period                                                             268,269                 (323,428)
--------------------------------------------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from operations                            (70,419)              (1,914,971)
DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions to shareholders from net investment income                             --                  (49,174)
FUND SHARE TRANSACTIONS:
   Net increase in net assets from Fund share transactions
     (Note 4)                                                                      174,857                   66,618
--------------------------------------------------------------------------------------------------------------------------------
   Net increase/(decrease) in net assets                                           104,438               (1,897,527)
NET ASSETS:
   Beginning of period                                                           7,207,874                9,105,401
--------------------------------------------------------------------------------------------------------------------------------
   End of period (including accumulated net investment
     income/(loss) of $47,195 and ($2,703), respectively)                     $  7,312,312             $  7,207,874
--------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET GLOBAL WATER FUND
--------------------------------------------------------------------------------------------------------------------------------
   STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                   SIX MONTHS ENDED
                                                                                                    JUNE 30, 2002*
INCREASE IN NET ASSETS FROM OPERATIONS:                                                               (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                                                               $     25,560
   Net realized gain on investments during the period                                                         5,007
   Change in unrealized appreciation/(depreciation) of
     investments during the period                                                                         (197,836)
--------------------------------------------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from operations                                                    (167,269)
FUND SHARE TRANSACTIONS:
   Net increase in net assets from Fund share transactions
     (Note 4)                                                                                             5,094,252
--------------------------------------------------------------------------------------------------------------------------------
   Net increase in net assets                                                                             4,926,983
REDEMPTION FEES
   Redemption fees (Note 4)                                                                                     745
NET ASSETS:
   Beginning of period                                                                                            0
--------------------------------------------------------------------------------------------------------------------------------
   End of period (including accumulated net investment income of $25,260)                               $ 4,927,728
--------------------------------------------------------------------------------------------------------------------------------
   *Pictet Global Water Fund commenced operations on December 31, 2001.

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET EASTERN EUROPEAN FUND
--------------------------------------------------------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------------------------

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
                                                                             ---------------------------------------------------
                                                                                                 RETAIL
                                                                             ---------------------------------------------------
                                                                             SIX MONTHS ENDED
                                                                                  6/30/02                 YEAR ENDED
                                                                                (UNAUDITED)                12/31/01*
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                                                 $9.96                    $8.48
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income/(loss)                                                      (0.03)                   (0.02)
   Net realized and unrealized gain on investments                                    0.57                     1.49
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                      0.54                     1.47
--------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
   Distributions from net investment income                                             --                       --
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                     --                       --
--------------------------------------------------------------------------------------------------------------------------------
Redemption fees added to paid-in capital (Note 4)                                     0.05                     0.01
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                      $10.55                    $9.96
--------------------------------------------------------------------------------------------------------------------------------
Total return++                                                                        5.92%                   17.45%
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets/supplemental data:
   Net assets, end of period (in 000's)                                               $242                      $86
   Ratio of operating expenses to average net assets                                  2.25%+                   2.25%+
   Ratio of net investment loss to average net assets                                (0.64)%+                 (1.88)%+
   Ratio of operating expenses to average net assets without waivers
     and expenses reimbursed                                                         11.07%+                  14.60%+
   Ratio of net investment income to average net assets without waivers
     and expenses reimbursed                                                         (9.47)%+                (14.23)%+
   Portfolio turnover rate                                                              81%                      69%
------------------

  *Pictet Eastern European Fund -- Retail Class commenced operations on October 31, 2001.
  +Annualized.
 ++Total return represents aggregate total return for the period.

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET EASTERN EUROPEAN FUND
------------------------------------------------------------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
                                                  ----------------------------------------------------------------------------------
                                                                                   INSTITUTIONAL
                                                  ----------------------------------------------------------------------------------
                                                    SIX MONTHS           YEAR            YEAR          YEAR          PERIOD
                                                   ENDED 6/30/02         ENDED           ENDED         ENDED          ENDED
                                                    (UNAUDITED)        12/31/01        12/31/00      12/31/99       12/31/98*
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                   $9.96             $8.57           $8.87         $6.54         $10.00
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income/(loss)                        (0.02)            (0.05)          (0.12)        (0.09)          0.00#
   Net realized and unrealized gain/
     (loss) on investments                              0.57              1.43           (0.18)         2.42          (3.39)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                        0.55              1.38           (0.30)         2.33          (3.39)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
   Distributions from net
     investment income                                    --                --              --            --          (0.07)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                       --                --              --            --          (0.07)
------------------------------------------------------------------------------------------------------------------------------------
Redemption fees added to paid-in capital (Note 4)       0.05              0.01              --            --             --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $10.56             $9.96           $8.57         $8.87          $6.54
------------------------------------------------------------------------------------------------------------------------------------
Total return++                                          6.02%            16.22%          (3.38)%       35.63%        (33.93)%
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets/supplemental data:
   Net assets, end of period (in 000's)                 $956            $2,335          $1,823        $1,933         $1,636
   Ratio of operating expenses to average
     net assets                                         2.00%+            2.00%           2.00%         2.00%          2.00%+
   Ratio of net investment loss to average
     net assets                                        (0.39)%+          (0.71)%         (1.21)%       (1.15)%        (0.06)%+
   Ratio of operating expenses to average
     net assets without waivers and
     expenses reimbursed                               10.82%+           11.87%           9.16%        11.54%          9.97%+
   Ratio of net investment income to average
     net assets without waivers and
     expenses reimbursed                               (9.22)%+         (10.58)%         (8.37)%      (10.69)%        (8.03)%+
   Portfolio turnover rate                                81%               69%             88%          117%             91%
--------------------------

  * Pictet Eastern European Fund -- Institutional Class commenced operations on April 7, 1998.
  + Annualized.
 ++ Total  return  represents  aggregate  total  return for the  period.
 #  Amount represents less than $0.01 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND
------------------------------------------------------------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
                                                   SIX MONTHS
                                                      ENDED         YEAR        YEAR         YEAR        YEAR        YEAR
                                                     6/30/02        ENDED       ENDED        ENDED       ENDED       ENDED
                                                   (UNAUDITED)    12/31/01    12/31/00     12/31/99    12/31/98    12/31/97
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                  $6.89         $7.02      $11.15        $6.81       $8.87      $10.13
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income/(loss)                        0.01          0.10        0.00#       (0.01)       0.04        0.04
   Net realized and unrealized gain/(loss)
     on investments                                    0.69         (0.15)      (4.13)        4.35       (2.10)      (1.18)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                       0.70         (0.05)      (4.13)        4.34       (2.06)      (1.14)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
   Distributions from net investment income              --         (0.08)         --           --          --       (0.02)
   Distributions from net realized gains                 --            --          --           --          --       (0.10)
------------------------------------------------------------------------------------------------------------------------------------
   Total distributions                                   --         (0.08)         --           --          --       (0.12)
------------------------------------------------------------------------------------------------------------------------------------
   Redemption fees added to paid-in capital (Note 4)   0.00#         0.00#         --           --          --          --
------------------------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                     $7.59         $6.89       $7.02       $11.15       $6.81       $8.87
------------------------------------------------------------------------------------------------------------------------------------
   Total return ++                                    10.16%       (0.68)%     (36.98)%      63.73%     (23.22)%    (11.29)%
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets/supplemental data:
   Net assets, end of period (in 000's)             $74,562       $66,711     $97,158     $190,275     $94,362    $190,922
   Ratio of operating expenses to average net assets   1.70%+        1.70%       1.70%        1.70%       1.70%       1.70%
   Ratio of net investment income/(loss)
     to average net assets                             0.31%+        1.12%       0.04%       (0.19)%      0.55%       0.32%
   Ratio of operating expenses to average net assets
     without waivers and expenses reimbursed           2.23%+        2.22%       1.94%        1.92%       2.00%       1.84%
   Ratio of net investment income/(loss) to average
     net assets without waivers and expenses
     reimbursed                                       (0.22)%+       0.60%      (0.20)%      (0.42)%      0.25%       0.18%
   Portfolio turnover rate                               25%           84%        128%         126%        123%        77%
------------------------------------------------------------------------------------------------------------------------------------

  + Annualized.
 ++ Total return  represents  aggregate  total  return for the period.
  # Amount represents less than $0.01 per share.

--------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET INTERNATIONAL SMALL COMPANIES FUND
------------------------------------------------------------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
                                                                                                     ----------
                                                                                                       RETAIL
                                                                                                     ----------
                                                                                                     SIX MONTHS
                                                                                                        ENDED
                                                                                                      6/30/02*
                                                                                                     (UNAUDITED)
---------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                                                                     $7.27
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                                                                                  0.00#
   Net realized and unrealized gain
     on investments                                                                                       0.39
---------------------------------------------------------------------------------------------------------------
Total from investment operations                                                                          0.39
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
   Distributions from net investment income                                                                 --
   Distributions from net realized gains                                                                    --
---------------------------------------------------------------------------------------------------------------
   Total distributions                                                                                      --
---------------------------------------------------------------------------------------------------------------
Redemption fees added to paid-in capital (Note 4)                                                         0.00#
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                           $7.66
---------------------------------------------------------------------------------------------------------------
Total return++                                                                                            5.22%
---------------------------------------------------------------------------------------------------------------
Ratios to average net assets/supplemental data:
   Net assets, end of period (in 000's)                                                                    $64
   Ratio of operating expenses to average net assets                                                      1.45%+
   Ratio of net investment income
     to average net assets                                                                                0.88%+
   Ratio of operating expenses to average net assets
     without waivers and expenses reimbursed                                                              2.70%+
   Ratio of net investment loss to average net assets
     without waivers and expenses reimbursed                                                             (0.37)%+
   Portfolio turnover rate                                                                                   81%
---------------------

   * Pictet International Small Companies Fund -- Retail Class commenced operations on March 5, 2002.
   + Annualized.
  ++ Total return represents aggregate total return for the period. # Amount represents less than $0.01 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET INTERNATIONAL SMALL COMPANIES FUND
------------------------------------------------------------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
                                                 -----------------------------------------------------------------------------------
                                                                                     INSTITUTIONAL
                                                 -----------------------------------------------------------------------------------
                                                   SIX MONTHS
                                                      ENDED         YEAR         YEAR        YEAR        YEAR       PERIOD
                                                     6/30/02        ENDED        ENDED       ENDED       ENDED       ENDED
                                                   (UNAUDITED)    12/31/01     12/31/00    12/31/99    12/31/98    12/31/97
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                  $7.35        $10.21      $10.25       $ 6.55       $9.24      $10.15
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income/(loss)                        0.04          0.01       0.00#        (0.02)       0.07+++     0.08
   Net realized and unrealized gain/(loss)
     on investments                                    0.26         (2.87)       0.71         5.66        0.41       (0.86)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                       0.30         (2.86)       0.71         5.64        0.48       (0.78)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
   Distributions from net investment income              --            --          --           --          --       (0.13)
   Distributions from net realized gains                 --         (0.01)      (0.75)       (1.94)      (3.17)         --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                      --         (0.01)      (0.75)       (1.94)      (3.17)      (0.13)
------------------------------------------------------------------------------------------------------------------------------------
Redemption fees added to paid-in capital (Note 4)      0.01          0.01          --           --          --          --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $7.66         $7.35      $10.21       $10.25       $6.55       $9.24
------------------------------------------------------------------------------------------------------------------------------------
Total return++                                         4.22%       (27.95)%      6.56%       86.45%       5.35%      (7.68)%
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets/supplemental data:
   Net assets, end of period (in 000's)             $24,801       $21,934     $24,214       $4,776      $5,699     $23,773
   Ratio of operating expenses to average net assets    1.20%+       1.20%       1.20%        1.20%       1.20%       1.20%
   Ratio of net investment income/(loss)
     to average net assets                              1.07%+       0.17%      (0.37)%      (0.02)%      0.65%       0.82%
   Ratio of operating expenses to average net assets
     without waivers and expenses reimbursed            2.44%+       2.28%      2.66%        4.76%        2.36%       2.20%
   Ratio of net investment income to average net assets
     without waivers and expenses reimbursed          (0.17)%+      (0.91)%     (1.83)%      (3.58)%     (0.52)%     (0.18)%
   Portfolio turnover rate                               81%          122%        142%         166%        132%         90%
-------------------

   + Annualized.
  ++ Total return represents aggregate total return for the period.
 +++ Per share numbers have been calculated using the average share method.
   # Amount represents less than $0.01 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET EUROPEAN EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
                                                                            SIX MONTHS
                                                                               ENDED               YEAR                PERIOD
                                                                              6/30/02              ENDED                ENDED
                                                                            (UNAUDITED)          12/31/01             12/31/00*
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                                           $7.14               $9.12                $10.00
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                                                        0.06                0.05                  0.00#
   Net realized and unrealized loss on investments                             (0.36)              (1.99)                (0.81)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                               (0.30)              (1.94)                (0.81)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
   Distributions from net investment income                                       --               (0.04)                (0.00)#
   Distributions from net realized gains                                          --                  --                 (0.07)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                               --               (0.04)                (0.07)
------------------------------------------------------------------------------------------------------------------------------------
Redemption fees added to paid-in capital (Note 4)                               0.00#                 --                    --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                 $6.84               $7.14                  $9.12
------------------------------------------------------------------------------------------------------------------------------------
Total return ++                                                                (4.20)%            (21.29)%               (8.04)%
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets/supplemental data
   Net assets, end of period (in 000's)                                       $7,002              $7,236                $9,196
   Ratio of operating expenses to average net assets                            1.00%+              1.00%                 1.00%+
   Ratio of net investment income to average net assets                         1.79%+              0.61%                 0.12%+
   Ratio of operating expenses to average net assets
     without waivers and expenses reimbursed                                    3.47%+              3.41%                 2.90%+
   Ratio of net investment loss to average net assets
     without waivers and expenses reimbursed                                  (0.67)%+             (1.79)%               (1.77)%+
   Portfolio turnover rate                                                        40%                 69%                   49%

----------------

   * Pictet European Equity Fund commenced operations on August 15, 2000. + Annualized.
  ++ Total return represents aggregate total return for the period. # Amount represents less than $0.01 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET INTERNATIONAL EQUITY FUND

------------------------------------------------------------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
                                                                            SIX MONTHS
                                                                               ENDED               YEAR                 PERIOD
                                                                              6/30/02              ENDED                 ENDED
                                                                            (UNAUDITED)           12/31/01             12/31/00*
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                                           $7.12               $9.08                $10.00
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                                                        0.05                0.04                  0.00#
   Net realized and unrealized loss on investments                             (0.13)              (1.95)                (0.90)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                               (0.08)              (1.91)                (0.90)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
   Distributions from net investment income                                       --               (0.05)                (0.00)#
   Distributions from net realized gains                                          --                  --                 (0.02)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                               --               (0.05)                (0.02)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                 $7.04               $7.12                 $9.08
------------------------------------------------------------------------------------------------------------------------------------
Total return ++                                                                (1.12)%            (21.04)%               (8.94)%
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets/supplemental data:
   Net assets, end of period (in 000's)                                       $7,312              $7,208                $9,105
   Ratio of operating expenses to average net assets                            1.00%+              1.00%                 1.00%+
   Ratio of net investment income to average net assets                         1.40%+              0.55%                 0.07%+
   Ratio of operating expenses to average net assets
     without waivers and expenses reimbursed                                    3.43%+              3.41%                 2.87%+
   Ratio of net investment loss to average net assets
     without waivers and expenses reimbursed                                   (1.02)%+            (1.86)%               (1.79)%+
   Portfolio turnover rate                                                        48%                 80%                   31%
---------------

   * Pictet International Equity Fund commenced operations on August 15, 2000. + Annualized.
  ++ Total  return  represents  aggregate  total  return for the period.
  #  Amount represents less than $0.01 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET GLOBAL WATER FUND
------------------------------------------------------------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
                                                                                   ----------               -------------
                                                                                     RETAIL                 INSTITUTIONAL
                                                                                   ----------               -------------
                                                                                   SIX MONTHS                SIX MONTHS
                                                                                      ENDED                     ENDED
                                                                                    6/30/02*                  6/30/02*
                                                                                   (UNAUDITED)               (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                                                 $10.00                    $10.00
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                                                               0.08+++                   0.09+++
   Net realized and unrealized loss
     on investments                                                                   (0.68)                    (0.68)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                      (0.60)                    (0.59)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                        $9.40                     $9.41
------------------------------------------------------------------------------------------------------------------------------------
Total return++                                                                        (6.00)%                   (5.90)%
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets/supplemental data:
   Net assets, end of period (in 000's)                                              $1,552                    $3,376
   Ratio of operating expenses to average net assets                                   1.55%+                    1.30%+
   Ratio of net investment income
     to average net assets                                                             1.99%+                    2.24%+
   Ratio of operating expenses to average net assets
     without waivers and expenses reimbursed                                           9.32%+                    9.07%+
   Ratio of net investment loss to average net assets
     without waivers and expenses reimbursed                                          (5.87)+                   (5.62)+
   Portfolio turnover rate                                                                7%                        7%
------------------

   * Pictet Global Water Fund -- Retail and Institutional Classes commenced operations on December 31, 2001.
   + Annualized.
  ++ Total return represents aggregate total return for the period.
 +++ Per share numbers have been calculated using the average share method.

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET EASTERN EUROPEAN FUND                    PICTET EUROPEAN EQUITY FUND
PICTET GLOBAL EMERGING MARKETS FUND             PICTET INTERNATIONAL EQUITY FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND       PICTET GLOBAL WATER FUND
--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1.   SIGNIFICANT ACCOUNTING POLICIES

     Pictet Funds (the "Trust"), a Massachusetts business trust registered on May 23, 1995 under the Investment Company Act of 1940, as amended (the "1940 Act"), is a no-load, diversified (with the exception of the Pictet Global Water Fund, which is non-diversified), open-end management investment company which currently offers shares of six series, Pictet Eastern European Fund, Pictet Global Emerging Markets Fund, Pictet International Small Companies Fund, Pictet European Equity Fund, Pictet International Equity Fund and Pictet Global Water Fund (individually, a "Fund" collectively, the "Funds"). The accompanying financial statements and financial highlights are those of the Funds. The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. The following is a summary of the significant accounting policies followed consistently by the Funds in the preparation of their financial statements.

     SECURITIES VALUATIONS: Equity securities listed on a U.S. securities exchange for which market quotations are available are valued at the last quoted sale price as of the close of the New York Stock Exchange's regular trading hours on the day the valuation is made. Generally, securities listed on a foreign exchange and unlisted foreign securities are valued at the latest quoted sales price available before the time when assets are valued. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the bid and asked prices, if available, otherwise they are valued at the last reported closing price. The value of securities for which no quotations are readily available (including restricted securities) or that have been materially affected by events occurring after a foreign exchange closes, is determined in good faith at fair value using methods approved by the Board of Trustees. In the absence of readily ascertainable market values for such securities, inherent uncertainty of valuation exists. Methods for valuing these securities may differ from the values that would have been used had a ready market for the securities existed, and the differences could be material. One or more pricing services may be used to provide securities valuations in connection with the determination of the net asset value of the Funds. Short-term investments that mature in 60 days or less are valued at amortized cost.

     REPURCHASE AGREEMENTS: Each Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund pays a counterparty cash for, and takes possession of, a debt obligation and the seller agrees to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral held by the Fund, at all times, is at least equal to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund generally has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Funds' investment adviser, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

     FOREIGN CURRENCY CONTRACTS: Each Fund may enter into forward foreign currency exchange contracts to hedge against anticipated future changes in exchange rates which otherwise might either adversely affect the value of the portfolio securities of the Fund or adversely affect the prices of securities which the Fund intends to purchase or sell at a later date. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

--------------------------------------------------------------------------------

PICTET FUNDS
PICTET EASTERN EUROPEAN FUND                    PICTET EUROPEAN EQUITY FUND
PICTET GLOBAL EMERGING MARKETS FUND             PICTET INTERNATIONAL EQUITY FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND       PICTET GLOBAL WATER FUND
--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

     The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the Funds' investment securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

     Each Fund may enter into spot foreign currency exchange contracts for the purchase or sale of securities denominated in foreign currencies to "lock" in the U.S. exchange rate of the transaction covering the period between trade date and settlement date.

     FOREIGN CURRENCY: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars using the prevailing foreign exchange rates obtained at the time the London Exchange closes (approximately 12:00 noon Eastern Time). Unrealized gains and losses on investments which result from changes in foreign currency exchange rates have been included in the unrealized appreciation/(depreciation) of investments. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Distributions from net investment income, if any, are declared and paid annually. The Funds' net realized capital gain (including net short-term capital gain), unless offset by any available capital loss carryforward, is distributed to shareholders annually. Additional distributions of net investment income and capital gain may be made at the discretion of the Board of Trustees in order to avoid the application of a 4% non-deductible Federal excise tax.

     TAXATION: Each Fund intends to qualify each year as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to shareholders. Therefore, no Federal income tax provision is required.

     ORGANIZATION COSTS: Expenses incurred in connection with the organization of certain Funds are being amortized on the straight-line method over a period of five years from the commencement of operations.

     EXPENSES: General expenses of the Trust are allocated among the Funds based upon relative net assets. Expenses not directly attributable to a specific class are allocated among all of the classes of the Fund based on their relative net assets. Operating expenses directly attributable to a Fund are charged to that Fund's operations.

     CASH AND CASH EQUIVALENTS: Cash equivalents are short-term, highly liquid investments with an original maturity of three months or less. Cash and cash equivalents include cash in banks and investments in overnight deposits.

PICTET FUNDS
PICTET EASTERN EUROPEAN FUND                    PICTET EUROPEAN EQUITY FUND
PICTET GLOBAL EMERGING MARKETS FUND             PICTET INTERNATIONAL EQUITY FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND       PICTET GLOBAL WATER FUND
--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

2.   INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND OTHER FEES

     The Trust, on behalf of the Funds, has entered into an investment advisory agreement (the "Advisory Agreement") with Pictet International Management Limited ("Pictet International"), a wholly-owned subsidiary of Pictet Canada L.P. ("Pictet Canada"). Pictet Canada is a partnership, whose principal activity is investment accounting, custody and securities brokerage. Pictet Canada has two general partners, Pictet Advisory Services Overseas and FINGEST, and eight limited partners, each of whom is also a partner of Pictet & Cie, a Swiss private bank founded in 1805. Under the terms of the Advisory Agreement, Pictet Eastern European Fund, Pictet Global Emerging Markets Fund, Pictet International Small Companies Fund, Pictet European Equity Fund, Pictet International Equity Fund and Pictet Global Water Fund pay Pictet International a fee, computed daily and payable monthly, at an annual rate of 1.50%, 1.25%, 1.00%, 0.75%, 0.75% and 1.00%, respectively, of the average daily net assets of each Fund. Pictet International has voluntarily agreed to waive its fees and reimburse expenses to the extent necessary to ensure that the total ordinary annual operating expenses of Pictet Eastern European Fund - Institutional Class, Pictet Eastern European - Retail Class, Pictet Global Emerging Markets Fund, Pictet International Small Companies Fund - Institutional Class, Pictet International Small Companies Fund
- Retail Class, Pictet European Equity Fund, Pictet International Equity Fund, Pictet Global Water Fund - Institutional Class and Pictet Global Water Fund - Retail Class do not exceed 2.00%, 2.25%, 1.70%, 1.20%, 1.45%, 1.00%, 1.00%,
1.30% and 1.55%, respectively, of each Fund's average daily net assets.

     For the six months ended June 30, 2002, Pictet International either waived fees and/or reimbursed expenses as follows:

                                                                                                PICTET
                                                                             PICTET          INTERNATIONAL
                                                                          INTERNATIONAL        EXPENSES
                                                                           FEES WAIVED        REIMBURSED              TOTAL
------------------------------------------------------------------------------------------------------------------------------------
Pictet Eastern European Fund                                                $ 15,698           $76,210               $ 91,908
Pictet Global Emerging Markets Fund                                          202,102                --                202,102
Pictet International Small Companies Fund                                    114,208            27,274                141,482
Pictet European Equity Fund                                                   25,977            59,401                 85,378
Pictet International Equity Fund                                              26,671            59,576                 86,247
Pictet Global Water Fund                                                      11,933            80,738                 92,671
------------------------------------------------------------------------------------------------------------------------------------

     The Retail Class shares of the Funds each have adopted a rule 12b-1 distribution plan. The plan allows each Fund to pay not more than 0.25% per annum of the average daily net assets of the Retail Class shares of the Fund. In addition, the Retail Class of each Fund will pay a portion of the fees associated with participation in various network programs.

     PFPC  Distributors,   Inc.  (the   "Distributor")   serves  as  the  Funds'
Distributor. The Distributor acts as an agent for the Funds and the distribution of their shares.

     PFPC Inc. ("PFPC") serves as the Trust's Administrator and Accounting Agent. PFPC also serves as the Trust's transfer agent and dividend paying agent.

     No officer, director or employee of Pictet International, PFPC, or any affiliate thereof, receives any compensation from the Trust for serving as Trustee or officer of the Trust. The Trust pays each Trustee who is not an affiliated person of Pictet International an annual fee of $5,000, plus an additional $500 for each board and committee meeting attended. The Trust also reimburses expenses incurred by each Trustee in attending such meetings.

--------------------------------------------------------------------------------
PICTET FUNDS
PICTET EASTERN EUROPEAN FUND                   PICTET EUROPEAN EQUITY FUND
PICTET GLOBAL EMERGING MARKETS FUND            PICTET INTERNATIONAL EQUITY FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND      PICTET GLOBAL WATER FUND

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

3.   PURCHASES AND SALES OF INVESTMENTS

     Cost of investments purchased and proceeds from sales of investments, excluding short-term securities and U.S. Government securities, for the six months ended June 30, 2002 were as follows:

                                                                            COST OF                PROCEEDS FROM
                                                                      INVESTMENTS PURCHASED       INVESTMENTS SOLD
------------------------------------------------------------------------------------------------------------------------------------
Pictet Eastern European Fund                                               $ 1,497,550               $ 2,637,592
Pictet Global Emerging Markets Fund                                         18,314,914                20,088,887
Pictet International Small Companies Fund                                   19,802,869                18,333,339
Pictet European Equity Fund                                                  2,836,648                 2,756,561
Pictet International Equity Fund                                             3,765,246                 3,410,081
Pictet Global Water Fund                                                     5,024,148                   182,523
------------------------------------------------------------------------------------------------------------------------------------

     At June 30, 2002, aggregate gross unrealized appreciation and unrealized depreciation for tax purposes were as follows:

                                                                                                    NET UNREALIZED
                                                                  UNREALIZED         UNREALIZED      APPRECIATION/
                                                                 APPRECIATION       DEPRECIATION    (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
Pictet Eastern European Fund                                     $   126,194       $   (111,472)     $   14,722
Pictet Global Emerging Markets Fund                               10,722,118        (11,030,881)       (308,763)
Pictet International Small Companies Fund                          3,169,587         (1,324,659)      1,844,928
Pictet European Equity Fund                                          276,347         (1,091,150)       (814,803)
Pictet International Equity Fund                                     293,289         (1,033,132)       (739,843)
Pictet Global Water Fund                                              75,752           (273,588)       (197,836)
------------------------------------------------------------------------------------------------------------------------------------

4.   SHARES OF BENEFICIAL INTEREST

     Each Fund (with the exception of Pictet Eastern European Fund, Pictet International Small Companies Fund and Pictet Global Water Fund) has one class of shares of beneficial interest, par value $0.01 per share, of which an unlimited number of shares is authorized. Pictet Eastern European, Pictet International Small Companies and Pictet Global Water have two classes of shares of beneficial interest, each par value $.01 per share, of which an unlimited number of shares is authorized. Each share represents an equal proportionate interest in the Fund with other shares of the Fund, and each is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared at the discretion of the Directors.

     Transactions in shares of beneficial interest were as follows:

                                                         SIX MONTHS ENDED                     YEAR ENDED
                                                           JUNE 30, 2002                   DECEMBER 31, 2001
                                                       SHARES         AMOUNT           SHARES           AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
Pictet Eastern European Fund: Institutional
Sold                                                   123,568     $ 1,365,360         92,932          $ 877,786
Redeemed                                              (267,562)     (2,985,732)       (71,121)          (613,938)
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                               (143,994)    $(1,620,372)        21,811          $ 263,848
------------------------------------------------------------------------------------------------------------------------------------
                                                         SIX MONTHS ENDED                    PERIOD ENDED
                                                           JUNE 30, 2002                  DECEMBER 31, 2001*
                                                       SHARES         AMOUNT           SHARES           AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
Pictet Eastern European Fund: Retail
Sold                                                    29,628       $ 326,110          8,677            $79,821
Redeemed                                               (15,362)       (161,945)           --                 --
------------------------------------------------------------------------------------------------------------------------------------
Net increase                                            14,266       $ 164,165          8,677            $79,821
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PICTET FUNDS
PICTET EASTERN EUROPEAN FUND                    PICTET EUROPEAN EQUITY FUND
PICTET GLOBAL EMERGING MARKETS FUND             PICTET INTERNATIONAL EQUITY FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND       PICTET GLOBAL WATER FUND
--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                                              SIX MONTHS ENDED                        YEAR ENDED
                                                                JUNE 30, 2002                      DECEMBER 31, 2001
                                                            SHARES         AMOUNT                SHARES           AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
Pictet Global Emerging Markets Fund: Institutional
Sold                                                       580,992       $4,454,664           2,036,156        $ 13,910,001
Issued as reinvestment of dividends                             --               --             114,895             785,884
Redeemed                                                  (451,566)      (3,586,649)         (6,298,203)        (42,513,397)
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                    129,426         $868,015          (4,147,152)       $(27,817,512)
------------------------------------------------------------------------------------------------------------------------------------
                                                              SIX MONTHS ENDED                        YEAR ENDED
                                                                JUNE 30, 2002                      DECEMBER 31, 2001
                                                            SHARES         AMOUNT                SHARES           AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
Pictet International Small Companies Fund: Institutional
Sold                                                       810,137       $6,018,802           1,812,184         $15,235,133
Issued as reinvestment of dividends                             --               --               2,183              15,351
Redeemed                                                  (558,061)      (4,141,459)         (1,201,042)         (9,338,942)
------------------------------------------------------------------------------------------------------------------------------------
Net increase                                               252,076       $1,877,343             613,325         $ 5,911,542
------------------------------------------------------------------------------------------------------------------------------------

                                                                       PERIOD ENDED
                                                                      JUNE 30, 2002**
                                                                   SHARES         AMOUNT
----------------------------------------------------------------------------------------
Pictet International Small Companies Fund: Retail
Sold                                                                8,673        $66,077
Redeemed                                                             (311)        (2,500)
-----------------------------------------------------------------------------------------
Net increase                                                        8,362        $63,577
-----------------------------------------------------------------------------------------

                                                              SIX MONTHS ENDED                        YEAR ENDED
                                                                JUNE 30, 2002                      DECEMBER 31, 2001
                                                            SHARES         AMOUNT                SHARES           AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
Pictet European Equity Fund: Institutional
Sold                                                        37,868      $ 265,688                    13            $    101
Issued as reinvestment of dividends                             --             --                 5,433              38,518
Redeemed                                                   (28,369)      (199,433)                  (12)                (88)
------------------------------------------------------------------------------------------------------------------------------------
Net increase                                                 9,499      $  66,255                 5,434             $38,531
------------------------------------------------------------------------------------------------------------------------------------
                                                              SIX MONTHS ENDED                        YEAR ENDED
                                                                JUNE 30, 2002                      DECEMBER 31, 2001
                                                            SHARES         AMOUNT                SHARES           AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
Pictet International Equity Fund: Institutional
Sold                                                        28,048        $192,000                2,750             $17,527
Issued as reinvestment of dividends                             --              --                6,946              49,175
Redeemed                                                    (2,401)        (17,143)                 (11)                (84)
------------------------------------------------------------------------------------------------------------------------------------
Net increase                                                25,647        $174,857                9,685             $66,618
------------------------------------------------------------------------------------------------------------------------------------

                                                         SIX MONTHS ENDED
                                                         JUNE 30, 2002***
                                                       SHARES         AMOUNT
----------------------------------------------------------------------------
Pictet Global Water Fund: Institutional

Sold                                                  363,907     $3,540,209
Redeemed                                               (5,230)       (49,915)
----------------------------------------------------------------------------
Net increase                                          358,677     $3,490,294
----------------------------------------------------------------------------

--------------------------------------------------------------------------------
PICTET FUNDS
PICTET EASTERN EUROPEAN FUND                    PICTET EUROPEAN EQUITY FUND
PICTET GLOBAL EMERGING MARKETS FUND             PICTET INTERNATIONAL EQUITY FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND       PICTET GLOBAL WATER FUND
--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
                                                         SIX MONTHS ENDED
                                                         JUNE 30, 2002***
                                                       SHARES         AMOUNT
--------------------------------------------------------------------------------
Pictet Global Water Fund: Retail
Sold                                                  170,643       $1,656,871
Redeemed                                               (5,534)         (52,913)
--------------------------------------------------------------------------------
Net increase                                          165,109       $1,603,958
--------------------------------------------------------------------------------
* Pictet Eastern European Fund -- Retail Class commenced operations on October 31, 2001.
** Pictet International Small Companies Fund -- Retail Class commenced operations on March 5, 2002.
*** Pictet Global Water Fund -- Institutional Class and Retail Class commenced operations on December 31, 2001.

     Shares exchanged or redeemed after holding them six months or less (other than shares acquired through reinvestment of dividends or other distributions), will incur a fee of 1% of the current net asset value of the shares being exchanged or redeemed and will be assessed and retained by the Fund for the benefit of the remaining shareholders.

     At June 30, 2002 Pictet Eastern European Fund had three shareholders owning 43.66%, 14.39% and 11.16%, respectively, of the outstanding Institutional Class of shares; and two shareholders owning 57.84% and 14.09%, respectively, of the outstanding Retail Class of shares of beneficial interest of the Fund.

     At  June  30,  2002  Pictet   Global   Emerging   Markets  Fund  had  three
institutional shareholders owning 23.92%, 23.29% and 18.40%, respectively, of the outstanding shares of beneficial interest of the Fund.

     At June 30, 2002 Pictet International Small Companies Fund had three shareholders owning 28.57%, 22.85% and 21.41%, respectively, of the outstanding Institutional Class of shares; and five shareholders owning 38.24%, 18.86%, 12.86%, 12.18% and 11.46%, respectively, of the outstanding Retail Class of shares of beneficial interest of the Fund.

     At June 30, 2002 Pictet European Equity Fund had one institutional shareholder owning 99.07% of the outstanding shares of beneficial interest of the Fund.

     At June 30, 2002 Pictet International Equity Fund had one institutional shareholder owning 99.54% of the outstanding shares of beneficial interest of the Fund.

     At June 30, 2002 Pictet Global Water Fund had two shareholders owning 59.86% and 13.94%, respectively, of the outstanding InstitutionalClass of shares; and two shareholders owning 30.98% and 21.08%, respectively, of the outstanding Retail Class of shares of beneficial interest of the Fund.

5.   FOREIGN SECURITIES

     Pictet Eastern European Fund invests primarily in Eastern European equity securities. Pictet Global Emerging Markets Fund invests primarily in foreign emerging markets securities, Pictet International Small Companies Fund invests primarily in foreign securities, Pictet European Equity Fund invests primarily in European Equity securities, Pictet International Equity Fund invests primarily in foreign securities and Pictet Global Water Fund invests primarily in securities of companies throughout the world operating in the global water sector ("water companies"). Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These risks include re-valuation of currencies, less reliable information about issuers, varying securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging markets countries. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

--------------------------------------------------------------------------------
PICTET FUNDS
PICTET EASTERN EUROPEAN FUND                    PICTET EUROPEAN EQUITY FUND
PICTET GLOBAL EMERGING MARKETS FUND             PICTET INTERNATIONAL EQUITY FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND       PICTET GLOBAL WATER FUND
--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

6.   FEDERAL TAX INFORMATION

     Income and long term capital gain distributions are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due primarily to timing differences and differing characterization of distributions made by a Fund. Dividends and other distributions to shareholders are recorded on the ex-dividend date and are reinvested automatically in additional shares of the Funds at the net asset value next determined after such dividend or distribution is declared.

     Under the current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2001, the Funds elected to defer capital losses and currency losses occurring between November 1, 2001 and December 31, 2001 as follows:

                                                                        CAPITAL LOSSES            CURRENCY LOSSES
---------------------------------------------------------------------------------------------------------------------
Pictet Eastern European Fund                                              $    1,532                     $   430
Pictet Global Emerging Markets Fund                                        2,931,716                          --
Pictet International Small Companies Fund                                    977,906                      13,047
Pictet European Equity Fund                                                  203,880                       2,318
Pictet International Equity Fund                                             270,137                       2,771
---------------------------------------------------------------------------------------------------------------------

     Such losses will be treated as arising on the first day of the year ending December 31, 2002.

     At December 31, 2001 the following Funds had available for Federal income tax purposes unused capital losses as follows:

                                             EXPIRING IN 2006 EXPIRING IN 2007  EXPIRING IN 2008 EXPIRING IN 2009
---------------------------------------------------------------------------------------------------------------------
Pictet Eastern European Fund                    $    79,099           $59,601               --                --
Pictet Global Emerging Markets Fund              45,380,329                --               --       $18,252,183
Pictet International Small Companies Fund                --                --               --         7,916,015
Pictet European Equity Fund                              --                --         $311,680         1,608,306
Pictet International Equity Fund                         --                --           90,802         1,496,788
---------------------------------------------------------------------------------------------------------------------

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

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

                                                                   PIC-SAR-06/02